UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

––––––––––––––––––––––––––––––

SCHEDULE 14A

______________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NEXTNAV INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 28, 2024

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of NextNav Inc. (“NextNav” or the “Company”) to be held on Thursday, May 16, 2024, at 12:00 p.m. (Eastern Time) (the “Annual Meeting”). The Annual Meeting will be conducted as a virtual meeting this year, via live webcast online at www.virtualshareholdermeeting.com/NN2024.

If you attend the Annual Meeting, you will be able to vote and submit questions during the Annual Meeting by using the control number we provide to you in the Notice of Internet Availability of Proxy Materials (the “Notice”), which describes the availability of these proxy materials over the Internet. We will begin sending the Notice to our stockholders on or about April 5, 2024, which will contain instructions on how to access our 2024 Proxy Statement (the “Proxy Statement”) and Annual Report on Form 10-K for the year ended December 31, 2023, as well as instructions on how to vote. Internet distribution of our proxy materials expedites receipt by stockholders, lowers the cost of the Annual Meeting, and conserves natural resources. Stockholders who receive the Notice will not receive a printed copy of the proxy materials in the mail; however, if you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice.

Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For the election of directors, your shares will not be voted unless you provide voting instructions via the Internet or by returning a proxy card or voting instruction card. We encourage you to vote promptly, even if you plan to virtually attend the Annual Meeting.

Best regards,

Mariam Sorond	Gary M. Parsons
President and Chief Executive Officer and Director	Chair of the Board of Directors

NextNav Inc.
1775 Tyson’s Blvd., 5th Floor
McLean, VA 22102

__________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 16, 2024

__________________________

To our Stockholders:

NOTICE IS HEREBY GIVEN that NextNav’s Annual Meeting will be held solely by means of live webcast online at www.virtualshareholdermeeting.com/NN2024 on Thursday, May 16, 2024, at 12:00 p.m. (Eastern Time), to consider and vote on the following matters described in the accompanying Proxy Statement:

1.      To elect six (6) director nominees named in the accompanying Proxy Statement to our Board of Directors (our “Board”), each to serve until our 2025 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified (“Proposal 1”).

2.      To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”).

3.      To approve the issuance of shares of our common stock in satisfaction of future payment obligations pursuant to the transaction with Telesaurus and Skybridge, in accordance with Nasdaq Listing Rule 5635(a) and (b) (“Proposal 3”).

4.      To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Our Board has fixed March 28, 2024, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting during ordinary business hours during the ten (10) days prior to the date of the Annual Meeting at 1775 Tyson’s Blvd., 5th Floor, McLean, VA 22102.

Our Board unanimously recommends that you vote “FOR ALL” for Proposal 1 and “FOR” Proposal 2 and Proposal 3.

By hosting the Annual Meeting online, we are able to effectively communicate with our stockholders, enable increased attendance and participation from locations around the world, reduce financial and environmental costs and increase overall efficiency and safety for both us and our stockholders. The Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Whether or not you expect to attend, you are respectfully requested by our Board to promptly either sign, date and return the proxy card (if you requested a paper copy) or vote by telephone or via the Internet by following the instructions provided on the Notice.

By Order of the Board of Directors,
Robert Lantz
Vice President, General Counsel and Secretary
McLean, Virginia
March 28, 2024

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on May 16, 2024:

Copies of our Proxy Materials, consisting of the Notice of Internet Availability of Proxy Materials, the
Proxy Statement and accompanying Form of Proxy Card, and our 2023 Annual Report on Form 10-K, are
available at www.proxyvote.com.

________________________________

YOUR VOTE IS IMPORTANT

If your shares are held in a brokerage account or by another nominee record holder and you do not receive a Notice, please be sure to mark your voting choices on the voting instruction card that accompanies this Proxy Statement. If you fail to specify your voting instructions for certain of the proposals, your shares will not be voted on such proposals due to rules applicable to broker voting, and we may incur additional costs to solicit votes.

________________________________

Page
PROXY SUMMARY	1
FREQUENTLY ASKED QUESTIONS	4
BOARD OF DIRECTORS	11
CORPORATE GOVERNANCE	14
PROPOSAL 1: ELECTION OF DIRECTORS	22
EXECUTIVE OFFICERS	23
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	25
TRANSACTIONS WITH RELATED PARTIES	35
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	37
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS AT DECEMBER 31, 2023	40
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024	41
PROPOSAL 3: APPROAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK IN SATISFACTION OF FUTURE PAYMENT OBLIGATIONS PURSUANT TO THE TRANSACTION WITH TELESAURUS AND SKYBRIDGE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(a) and (b)	42
AUDIT COMMITTEE REPORT	46
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2025 ANNUAL MEETING OF STOCKHOLDERS	47
ANNUAL REPORT	48
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	48

i

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider, and you should read the entire Proxy Statement carefully before voting.

2024 Annual Meeting of Stockholders
DATE & TIME	RECORD DATE	NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE
12:00 p.m. (ET) on	March 28, 2024	112,552,524
Thursday, May 16, 2024
VIRTUAL MEETING LOCATION	MAILING DATE	VOTING
www.virtualshareholdermeeting.com/NN2024	This Proxy Statement will be first mailed or made available to stockholders on or about April 5, 2024.	Stockholders as of the Record Date are entitled to vote. Each share of common stock is entitled one vote for each director nominee and one vote for the other proposal to be voted on.

Voting Matters and Vote Recommendation

Proposals to be Considered at the 2024 Annual Meeting	Board Vote Recommendation
Election of Directors	FOR ALL
Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2024	FOR

Approval of the Issuance of Shares of our Common Stock in Satisfaction of Future Payment Obligations Pursuant to the Transaction with Telesaurus and Skybridge, in Accordance with Nasdaq Listing Rule 5635(a) and (b)

FOR

How to Cast Your Vote

INTERNET (www.proxyvote.com) until 11:59 PM (ET) on Wednesday, May 15, 2024	MAIL by completing, signing and returning your proxy card or voting instruction card so that it is received before the polls close on Thursday, May 16, 2024

TELEPHONE (1-800-690-6903) until 11:59 PM (ET) on Wednesday, May 15, 2024

VIRTUALLY “IN PERSON” by participating in and voting online at the 2024 Annual Meeting. See “How Do I Attend the Annual Meeting?” on page 7 for more information. Please note that if you do not receive a control number with your Notice or voting instructions, you will need to obtain a legal proxy to participate in and vote your shares at the Annual Meeting

Snapshot of 2024 Director Nominees

Currently, NextNav’s Former Chief Executive Officer, Gary Parsons, is the Chair of our Board
5 of our 6 Director Nominees are Independent	Following the Annual Meeting, it is Expected that NextNav’s Current Chief Executive Officer, Mariam Sorond, will be appointed Chair of our Board
Our Director Nominees exhibit an effective mix of skills, experiences and perspectives, including:
Financial Capital Markets and M&A Expertise	Experience in Venture Capital Investing
Extensive Public Company Directorship Experience	Oversight of Investments in Industry-Transforming Technology Companies
Experience in the Telecommunications, Media and Technology (TMT) Industry	Terrestrial, Satellite-Based and Proximity-Based Location Systems Expertise

Auditors

We ask that our stockholders ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the year ending December 31, 2024. Below is summary information about EY’s fees for services provided in fiscal years 2023 and 2022.

Fee Category:	2023	2022
Audit Fees(1)	$536,000	$655,028
Audit-Related Fees(2)	$—	$63,000
Tax Fees(3)	$127,330	$246,460
All Other Fees(4)	$—	$—
Total Fees	$663,330	$964,488

____________

(1)      Audit Fees: Consists of fees for the audit and other procedures in connection with the Annual Report on Form 10-K for the years ended December 31, 2023 and 2022, fees related to consents provided in connection with registration statements, and certain procedures conducted in connection with acquisitions and the Business Combination (as defined herein).

(2)      Audit-Related Fees: Consists of fees for due diligence in connection with acquisitions and accounting consultations in connection with proposed or consummated acquisitions.

(3)      Tax Fees: Consists of fees for general tax consulting, tax compliance and other tax advice. Tax fees encompass a variety of permissible tax services, primarily including tax advice related to federal, state and international income tax compliance.

(4)      All Other Fees: There were no amounts billed for other fees during the years ended December 31, 2023 or December 31, 2022.

The Audit Committee of our Board of Directors (the “Audit Committee”) approved a resolution appointing EY as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ended December 31, 2023, which was ratified by a vote of our stockholders during our 2023 Annual Meeting of Stockholders on May 18, 2023. For information on audit fees, see “Proposal 2: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2024 — Fees Paid to Independent Registered Public Accounting Firm” below.

NextNav Inc.
1775 Tyson’s Blvd., 5th Floor
McLean, VA 22102

___________________________________

PROXY STATEMENT

___________________________________

2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 16, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 16, 2024.

We are making this Proxy Statement and the accompanying form of proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”) available electronically via the Internet at www.virtualshareholdermeeting.com/NN2024 and our website, www.nextnav.com. If you wish to receive a paper or e-mail copy of these documents, please request one by following the instructions contained in the Notice of Internet Availability of Proxy Materials (the “Notice”). There is no charge for requesting a copy.

The Notice will be first mailed or made available to our stockholders on or about April 5, 2024, in connection with the solicitation of proxies on behalf of our Board for use at our 2024 Annual Meeting of Stockholders, to be held on Thursday, May 16, 2024, at 12:00 p.m. (Eastern Time), virtually at www.virtualshareholdermeeting.com/NN2024, and at any adjournment or postponement thereof (the “Annual Meeting”). Whether or not you plan to attend the Annual Meeting, please follow the instructions on the Notice so that your shares may be voted at the Annual Meeting. You may vote your shares by mail, by telephone or through the Internet by following the instructions set forth on the Notice. If you attend the Annual Meeting, you may revoke your previously-submitted proxy and you will be permitted to vote virtually during the Annual Meeting.

FREQUENTLY ASKED QUESTIONS

The following questions and answers present important information pertaining to the Annual Meeting:

Q:     What is in this Proxy Statement?

A:     This Proxy Statement describes the proposals on which we would like you, as a stockholder, to vote at the Annual Meeting. It gives you information on the proposals, as well as other information about us, including the compensation of our directors and certain of our executive officers and corporate governance matters, so that you can make an informed decision on whether or how to vote your stock.

Q:     What is the purpose of this Proxy Statement?

A:     Our Board is soliciting your proxy to vote at the Annual Meeting, which will be held online at www.virtualshareholdermeeting.com/NN2024 on Thursday, May 16, 2024, at 12:00 p.m. (Eastern Time). You will receive proxy materials if you own common stock at the close of business on March 28, 2024 (the “Record Date”), which entitles you to vote at the Annual Meeting. This Proxy Statement contains important information about the matters to be voted on at the Annual Meeting and about us. As many of our stockholders may be unable to attend the Annual Meeting, proxies are solicited to give each stockholder an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement to the Annual Meeting include any adjournments or postponements of the Annual Meeting.

Q:     What is the purpose of the Annual Meeting?

A:     We are holding the Annual Meeting for the following purposes, which are described in more detail below in this Proxy Statement:

1.      To elect six (6) directors to our Board, each to serve until our 2025 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified (“Proposal 1”).

2.      To ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the year ending December 31, 2024 (“Proposal 2”).

3.      To approve the issuance of shares of our common stock in satisfaction of future payment obligations pursuant to the transaction with Telesaurus and Skybridge, in accordance with Nasdaq Listing Rule 5635(a) and (b) (“Proposal 3”).

We will also consider any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof. See “Will any other business be presented for action by stockholders at the Annual Meeting?” below.

Q:     Why am I being asked to approve the issuance of shares of common stock in satisfaction of future payment obligations pursuant to the transaction with Telesaurus and Skybridge?

A:     Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Stock Market Rules. Although we were not required to obtain stockholder approval of our entry into the Asset Purchase Agreement (as defined in Proposal 3), and the closing of the transactions contemplated thereby is not contingent upon stockholder approval, the failure of our stockholders to approve Proposal 3 may limit us in our ability to pay any consideration that becomes due and payable in shares of our common stock due to Nasdaq Stock Market Rule 5635.

Nasdaq Stock Market Rule 5635(a) requires, among other things, stockholder approval prior to the issuance of securities in connection with an acquisition of the stock or assets of another company where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock. Therefore, pursuant to Nasdaq Stock Market Rule 5635(a), we must obtain stockholder approval in order to issue shares as consideration in the transaction to the extent the number of shares exceeds 20% of the common stock outstanding immediately before we entered into the Asset

Purchase Agreement. Although we anticipate the aggregate number of shares of our common stock that would be issued as consideration to be less than such cap, we are not at this time able to determine the maximum potential shares of common stock that could be issued as consideration, as the number of shares to be issued will be determined based on a formula as set forth in Proposal 3. If any such consideration becomes payable, it is possible that such issuance of shares of our common stock could result in our aggregate issuance in connection with the transaction exceeding such cap.

Further, Nasdaq Stock Market Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the company. This rule does not define when a change in control of a company may be deemed to occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% or more of the outstanding shares of common stock or voting power of an issuer and such ownership or voting power of an issuer would represent the largest ownership position in the issuer. Therefore, we are seeking stockholder approval of Proposal 3 under Nasdaq Stock Market Rule 5635(b) with respect to the issuance of shares of our common stock as consideration in the event the issuance or issuances in the aggregate could be considered a “change of control” under that rule.

Q:     What will happen if stockholder approval is not obtained to issue shares of common stock in satisfaction of future payment obligations pursuant to the transaction with Telesaurus and Skybridge?

A:     If we do not obtain stockholder approval to issue common stock in connection with the Asset Purchase Agreement, we would not be able to pay the consideration that becomes due and payable in shares of common stock to the extent such issuances would exceed the share cap described above. In such event, the Asset Purchase Agreement requires us to satisfy payment for the consideration in cash.

It is important to note that even if Proposal 3 is not approved, we would still have the ability to issue shares of our common as consideration that may become due and payable in a number of shares of our common stock that does not exceed such cap. Therefore, it is possible that, even if Proposal 3 is not approved by our stockholders, we could pay the consideration in full in shares of our common stock, depending on the price per share calculated at the time of payment of such consideration.

Q:     What will happen if stockholder approval is obtained to issue shares of common stock in satisfaction of future payment obligations pursuant to the transaction with Telesaurus and Skybridge?

A:     If we obtain stockholder approval to issue common stock in connection with the Asset Purchase Agreement, we will not be limited in our ability to pay the consideration that becomes due and payable in shares of common stock, regardless of whether such issuances would exceed the share cap described above. While we believe that having the ability to pay all or a portion of any consideration in shares of our common stock offers benefits to us and our stockholders, including conservation of cash, the payment of all or a portion of such consideration in shares of our common stock may cause substantial dilution to the equity interest of our current stockholders.

Q:     Will any other business be presented for action by stockholders at the Annual Meeting?

A:     Management knows of no business that will be presented at the Annual Meeting other than Proposal 1, Proposal 2 and Proposal 3. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the proxy card intend to vote your shares (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter. Your proxy holders will have the authority to appoint a substitute to act as proxy.

Q:     Who is entitled to vote at the Annual Meeting?

A:     Only stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. During the ten days before the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please contact our Secretary at (408) 400-7840 to make arrangements to inspect the list.

Q:     How many shares of common stock can vote?

A:     There were 112,552,524 shares of our common stock outstanding as of the close of business on the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by him, her or it that has voting power upon each matter considered at the Annual Meeting. Our stockholders do not have the right to cumulate their votes in the election of directors.

Q:     How do I vote my shares?

A:     The answer depends on whether you own your shares of our common stock directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of our common stock directly (i.e., you are a “registered stockholder”), your proxy is being solicited directly by us, and you can vote at the Annual Meeting or by proxy whether or not you attend the Annual Meeting virtually.

•        If you wish to vote over the Internet, go to www.proxyvote.com and log in using your unique control number that was included in the Notice. Internet voting is available 24 hours a day.

•        If you wish to vote by telephone, call 1-800-690-6903 (toll free in North America) and follow the instructions and refer to your unique control number that was included in the Notice.

•        If you wish to vote by mail, please request a paper copy of the materials, which will include a proxy card. Please promptly complete, sign and return your proxy card by following the instructions included thereon to ensure that it is received prior to the closing of the polls at the Annual Meeting. Please keep in mind that if you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR ALL” of the six (6) director nominees, “FOR” the ratification of EY as our independent registered public accounting firm for the year ending December 31, 2024 and “FOR” the issuance of shares of our common stock in satisfaction of future payment obligations pursuant to the transaction with Telesaurus and Skybridge, in accordance with Nasdaq Listing Rule 5635(a) and (b). Unsigned proxy cards will not be counted. If the proxy card is not dated, it will be deemed to be submitted seven (7) calendar days after the date on which it was mailed to you.

•        If you wish to vote live over the Internet during the meeting, go to www.virtualshareholdermeeting.com/NN2024 and enter your unique control number that was included in the Notice. Once properly admitted to the Annual Meeting, you will be able to vote your shares by following the instructions that will be available on the Annual Meeting website.

Internet and telephone votes must be submitted no later than 11:59 PM on Wednesday, May 15, 2024. The chair of the Annual Meeting may waive the proxy cut-off without notice.

If you hold your shares of our common stock through a broker, bank or other nominee, a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone, via the Internet or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker, bank or other nominee?” below.

If you wish to vote live over the Internet during the meeting, ballot buttons will be available at the Annual Meeting website. However, if you are the beneficial owner of shares held in street name through a bank, broker or other nominee and did not receive a control number with your voting instruction form or Notice, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. See “How do I attend the Annual Meeting?” below for more details.

Q:     How do I attend the Annual Meeting?

A:     The Annual Meeting is being held as a virtual only meeting this year. If you are a stockholder of record as of the Record Date, you may attend, vote and ask questions virtually at the meeting by logging in at www.virtualshareholdermeeting.com/NN2024 using the control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 12:00 p.m. (Eastern Time). Online check-in will begin at 11:45 a.m. (Eastern Time), and you should allow ample time for the online check-in procedures.

If you are a stockholder holding your shares in “street name” as of the Record Date and your voting instruction form or the Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in, and vote at the Annual Meeting with the control number indicated on that voting instruction form or the Notice. If you are a stockholder holding your shares in “street name” as of the Record Date and did not receive a control number, please contact your bank, broker or other nominee at least five (5) days before the Annual Meeting and obtain a legal proxy to be able to participate in or vote at the Annual Meeting.

By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall efficiency and safety for us and our stockholders. The virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. If you plan to attend the Annual Meeting virtually, you will need your unique control number we have provided to you with the Notice.

If you are a stockholder as of the Record Date and have logged in using your control number, you may type questions into the dialog box provided at any point during the meeting (until the floor is closed to questions). The audio broadcast of the Annual Meeting will be archived at www.virtualshareholdermeeting.com/NN2024 and on our Investor Relations page at www.nextnav.com for at least one year.

If you are not a stockholder as of the Record Date or do not log in using your control number, you may still listen to the Annual Meeting, but will not be able to ask questions or vote at the Annual Meeting.

Q:     Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A:     Yes. On the day of the Annual Meeting, please go to www.virtualshareholdermeeting.com/NN2024 and log in using the control number that was included in the Notice. You will be able to vote online during the Annual Meeting, change a vote you have submitted previously, or ask questions online that will be reviewed and answered by the speakers. You will only be able to participate in this manner if you log in with your control number and follow the other steps described herein.

Q:     Can I submit a question for the Annual Meeting?

A:     Stockholders who attend the Annual Meeting and log in as a stockholder using their control number will have an opportunity to submit questions in writing during a portion of the Annual Meeting. Instructions for submitting a question during the Annual Meeting will be provided on the Annual Meeting website. We will endeavor to answer as many submitted questions as time permits; however, we reserve the right to exclude questions regarding topics that are not pertinent to meeting matters, are about personal concerns not shared by stockholders generally, or are inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Our Investor Relations team will respond to any questions that are appropriate and pertinent to the Annual Meeting but cannot be answered during the Annual Meeting due to time constraints after the Annual Meeting.

Q:     What should I do if I need technical support during the Annual Meeting?

A:     The Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a strong internet or Wi-Fi connection wherever they intend to participate in the Annual Meeting. Attendees should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

If you experience any technical difficulties with the virtual meeting platform on the meeting day, please call the phone number that will be provided on the Annual Meeting website. We will have technicians ready to assist you with any technical difficulties you may have beginning 10 minutes prior to the start of the Annual Meeting, and the technicians will be available through the conclusion of the Annual Meeting. Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available on the Annual Meeting website.

Q:     What is a proxy?

A:     A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Robert Lantz, our Vice President, General Counsel and Secretary, and Christian D. Gates, our Executive Vice President and Chief Financial Officer. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q:     What is the effect if I fail to give voting instructions to my broker, bank or other nominee?

A:     If your shares of our common stock are held by a broker, bank or other nominee and your voting instruction card does not indicate that you may vote your shares directly, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1 and Proposal 3 in order for your shares to be counted. Brokers, banks or other nominees will have discretionary authority with respect to “routine” matters, such as Proposal 2.

A broker non-vote occurs when a beneficial owner of shares held in street name does not provide such voting instructions and, as a result, the broker, bank or other nominee that holds the shares is prohibited from voting those shares on certain “non-routine” matters (including the election of directors). In the event of a broker non-vote, such beneficial owners’ shares of common stock will be included in determining whether a quorum is present, but otherwise will not be counted. Similarly, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast. A broker non-vote or an abstention with respect to a proposal that requires the affirmative vote of a majority of outstanding shares or a majority of the shares present in person or by proxy and entitled to vote will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares if you are not able to vote your shares directly.

Q:     What if I want to change my vote or revoke my proxy?

A:     A registered stockholder may change his, her or its vote or revoke his, her or its proxy at any time before the Annual Meeting in the following ways: (i) by going to www.proxyvote.com and logging in using your unique control number that was included in the Notice; (ii) by attending and voting at the Annual Meeting; or (iii) by submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail, telephone, Internet or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your broker, bank or other nominee. Please note that attendance at the Annual Meeting alone will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote at the Annual Meeting.

Q:     What is a quorum?

A:     The holders of a majority of the 112,552,524 shares of common stock outstanding as of the Record Date, either present by remote communication or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Annual

Meeting or represented by proxy, the Annual Meeting will be adjourned until a quorum is obtained. If an adjournment is for more than thirty (30) days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:     What vote is required to approve each proposal?

A:      1.       Proposal 1 — Election of directors:    Votes may be cast: FOR ALL nominees, WITHHOLD ALL nominees or FOR ALL EXCEPT those nominees noted by you on the appropriate portion of your proxy or voting instruction card. A plurality of the votes cast by the holders of the shares of our common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote generally on the election of directors is required for the election of the director nominees to our Board as directors. This means that the six (6) director nominees with the most votes will be elected.

         You may choose to vote or withhold your vote for one or more of such nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no effect on the outcome of this proposal, although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

2.      Proposal 2 — Ratification of the appointment of EY as our independent registered public accounting firm for 2024:    Votes may be cast: FOR, AGAINST or ABSTAIN. The affirmative vote of the holders of the majority of shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions with respect to this proposal will have the effect of votes “AGAINST” this proposal. There will be no broker non-votes with respect to this proposal.

3.      Proposal 3 — Approval of the issuance of shares of our common stock in satisfaction of future payment obligations pursuant to the transaction with Telesaurus and Skybridge, in accordance with Nasdaq listing rule 5635(a) and (b):    Votes may be cast: FOR, AGAINST or ABSTAIN. The affirmative vote of the holders of the majority of shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions with respect to this proposal will have the effect of votes “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Q:     How does the Board recommend that I vote on each of the proposals?

A:     Our Board unanimously recommends that stockholders vote “FOR ALL” for Proposal 1 and “FOR” Proposal 2 and Proposal 3.

Q:     How many shares of our common stock do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:     Directors and executive officers, who, as of the Record Date, had beneficial ownership of approximately 11.3% of our outstanding shares of common stock, are expected to vote, or direct the voting of their shares, “FOR ALL” for Proposal 1 and “FOR” Proposal 2 and Proposal 3.

Q:     Who will count the votes, and is my vote confidential?

A:     A representative of Broadridge will count the votes cast at the Annual Meeting and will serve as the inspector of election. Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

Q:     How will proxies be solicited and who will pay the cost of the proxy solicitation?

A:     The solicitation of proxies will be primarily by mail, but our directors, officers and other employees may also solicit proxies personally or by telephone but will receive no special compensation for doing so. We will bear all costs of the solicitation, including the printing, handling and mailing of the Annual Meeting materials. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to our stockholders, if any.

Q:     Where can I find the voting results?

A:     Final voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) on EDGAR at https://www.sec.gov within four business days of the Annual Meeting.

Q:     Who is the independent registered public accounting firm, and will it be represented at the Annual Meeting?

A:     EY served as our independent registered public accounting firm for the fiscal year ended December 31, 2023 and audited our consolidated financial statements for such fiscal year. We expect that one or more representatives of EY will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting. EY has been appointed by the Audit Committee to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Q:     Why are we being asked to ratify the appointment of Ernst & Young LLP?

A:     Although stockholder approval of the Audit Committee’s appointment of EY as our independent registered public accounting firm is not binding or required, we believe that it is best practice and advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of EY, but will not be required to take any action.

BOARD OF DIRECTORS

Our Board currently consists of seven (7) members. The term of office of each of the current directors will end immediately before the election of directors at the Annual Meeting. The size of the Board will be reduced to six (6) as of the Annual Meeting.

Our Bylaws provide that each director shall hold office until the next annual meeting of stockholders and until their respective successor shall have been duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Set forth below for each nominee for election at the Annual Meeting is a list of Board Committee memberships and a description of their business experience, qualifications, education and skills that led our Board to conclude that such individual should serve as a member of our Board. All of the nominees listed below, other than Mr. Marcus, are currently serving as our directors.

Director/Nominee	Age	Position(s)
Mariam Sorond	51	President and Chief Executive Officer and Director
Bandel L. Carano	62	Director
Alan B. Howe	61	Director
Jonathan A. Marcus	63	Director Nominee
John B. Muleta	59	Director
Neil S. Subin	59	Director

Mariam Sorond has served as a director and as our President and Chief Executive Officer since November 2023. Prior to her appointment as our President and Chief Executive Officer, Ms. Sorond served as Chief Technology Officer of the Service Provider and Edge Business Unit at VMware since March 28, 2022 where she helped to define technical strategy internally and externally as well as lead engagements with service provider partners to influence and promote vision, product and solution alignment and adoption towards the digital transformation. From September 2019 to December 2021, Ms. Sorond served as Chief Research and Development Officer at CableLabs, where she focused on technical thought leadership, vision and strategy for the future of converged connectivity of broadband cable and mobile networks within the cable industry. Prior to CableLabs, from April 2012 to September 2019, Ms. Sorond served as Chief Wireless Architect of DISH and as the wireless expert for the company’s entry into the wireless market. Earlier in her career, Ms. Sorond worked for vendors such as Lucent Technologies (now Nokia), and several operators including ICO Global Communications, Nextel, and PrimeCo, where she began as a radio frequency engineer. Ms. Sorond has served as a member of the National Telecommunications and Information Administration’s Commerce Spectrum Management Advisory Committee since 2014 and joined as a member of the Federal Communications Commission’s Technical Advisory Committee in 2022. Ms. Sorond has been awarded several patents, with others pending and is an author and frequent speaker and panelist at industry forums. Ms. Sorond was recommended to our Board by Gary Parsons, NextNav’s current Board Chair.

Ms. Sorond’s experience leading transformational change across mobile, wireless, fixed and satellite networks for more than 28 years and her leadership positions within start-ups and Fortune 500 enterprises qualify her to serve on our Board.

Current Board Committees:    None

Bandel L. Carano has served as a director since October 2021. Prior to this, Mr. Carano served as a director of former NextNav from September 2014 to October 2021. Mr. Carano joined Oak Investment Partners, a multi-stage venture capital firm, in 1985 and has been a General Partner of Oak Investment Partners since 1987. Mr. Carano has been a Managing Partner of Oak Investments Partners since 2010. From 1983 to 1985, Mr. Carano was a member of Morgan Stanley’s Venture Capital Group, where he was responsible for advising Morgan Stanley on high-tech new business development and sponsoring venture investments. As a venture capitalist, Mr. Carano has been involved with numerous technology companies in the telecommunications, wireless, rich media and semiconductor industries including 2Wire, Inc., Avici Systems, Qtera Corporation, Sentient Networks, Inc. and Wellfleet Communications, among others.

Mr. Carano currently serves on the board of public company nLight, Inc. (Nasdaq: LASR).. Mr. Carano served on the board of Airspan Networks Holdings, Inc. (NYSE: MIMO) from 2006 to December 2023, NeoPhotonics Corp. (Nasdaq: NPTN) from 2003 to August 2022, and Kratos Defense & Security Solutions, Inc. (Nasdaq: KTOS) from 1998 to September 2019. Mr. Carano is also a director of the private company Centric Software. Mr. Carano has previously invested in and served on the board of several public companies including Tele Atlas BV (acquired by TomTom (OTCMKTS: TMOAY) in 2007), Synopsys, Inc. (Nasdaq: SNPS), FiberTower Corporation (acquired by AT&T (NYSE: T) in 2018), Virata, Inc. (acquired by Globespan Inc. in 2001) and Polycom, Inc. (acquired by Plantronics, Inc. (NYSE: PLT) in 2018). Mr. Carano serves on the Investment Advisory Board of the Stanford Engineering Venture Fund. Mr. Carano holds both a Master of Science and a Bachelor of Science in Electrical Engineering from Stanford University.

Mr. Carano’s years of venture capital investing, his experience as a director of various public companies and his insights in building these businesses make him a valuable asset to our Board.

Current Board Committees:    Compensation and Human Capital Committee (Member); Nominating and Corporate Governance Committee (Chair)

Alan B. Howe has served as a director since October 2021. Prior to this, Mr. Howe served as a director of Spartacus Acquisition Corporation (Nasdaq: TMTS), an entity party to the Business Combination (as defined below), from October 2020 until the closing of the Business Combination in October 2021. He has served as co-founder and Managing Partner of Broadband Initiatives, LLC, a telecommunications consulting firm, since 2001. Mr. Howe also served as vice president of strategic and wireless business development for Covad Communications, Inc. (formerly Nasdaq: COVD), a national broadband telecommunications company, from May 2005 to October 2008, and as Chief Financial Officer and vice president of corporate development for Teletrac, Inc., a mobile data and location solutions provider, from April 1995 to April 2011. Previously, Mr. Howe held various executive management positions for Sprint Corporation (NYSE: S) and Manufacturers Hanover Trust Company.

Mr. Howe has over 30 years of extensive hands-on operational expertise combined with corporate finance, business development and corporate governance experience. Mr. Howe has a broad business background and has been exposed to a wide variety of complex business situations within large corporations, financial institutions, start-ups, small-caps and turnarounds. Mr. Howe is currently a member of the board of directors and serves on the audit committees of Babcock and Wilcox (NYSE: BW) and Sonim Technologies Inc. (Nasdaq: SONM).

Previously, Mr. Howe served on the boards of over twenty public companies, including Resonant, Inc. (formerly Nasdaq: RESN), Data I/O Corporation (Nasdaq: DAIO), Determine, Inc. (OTCMKTS: DTRM), Urban Communications, Inc. (formerly TSX-V: UBN), MagicJack, Vocaltec Communications Inc. (formerly Nasdaq: Call), WidePoint Corporation (NYSE American: WYY), and CafePress Inc. (formerly Nasdaq: PRSS), and Orion Energy Systems, Inc. (Nasdaq: OESX). Mr. Howe holds a Bachelor of Science in Business Administration and Marketing from the University of Illinois, School of Commerce and a Master of Business Administration in Finance from the Indiana University, Kelley Graduate School of Business.

Mr. Howe is well qualified to serve as a director on our Board due to his extensive financial capital markets and M&A experience, as well as his experience serving on the boards of directors of other public companies.

Current Board Committees:    Audit Committee (Chair); Nominating and Corporate Governance (Member)

Jonathan A. Marcus serves as the Chairman of Alimco Financial Corp., a position he has held since May 2023. Prior thereto, Mr. Marcus was the Chief Executive Officer of Alimco Financial Corp. since March 2019. Prior to March 2019, Mr. Marcus was a managing member and co-founder of Broadbill Partners, L.P., a fund focused on special situations and distressed securities. Prior to Broadbill’s inception in 2011, Mr. Marcus was the Chief Investment Officer of Cypress Management, L.P., the predecessor fund to Broadbill, which he founded in 1995 to specialize in investing in distressed securities. Mr. Marcus’s career also includes extensive investment banking and financial advisory work at Prudential-Bache Securities and Credit Suisse First Boston, with a substantial focus advising financially troubled companies or their creditors. Since January 2018, Mr. Marcus has served as Special Advisor to Milfam LLC. Mr. Marcus currently serves on the boards of directors of Alimco Financial Corp, Anacomp, Inc. and Kaspien Holdings Inc. Mr. Marcus was recommended to our Board by Neil Subin, a NextNav director.

Mr. Marcus is well qualified to serve as a director on our Board due to his extensive financial capital markets and financial advisory experiences, as well as his experience serving on the boards of directors of other companies.

Current Board Committees:    Not Applicable

John B. Muleta has served as a director since January 2024. Since October 2010, Mr. Muleta has served as the Chief Executive Officer of ATELUM LLC, a technology transfer firm specializing in mobile and Internet services. Since August 2014, Mr. Muleta has served as the Managing Member of SNR Wireless Management LLC. In December 2005, Mr. Muleta founded M2Z Networks, Inc., a wireless broadband internet provider, and served as its Chief Executive Officer and director until October 2010. From March 2005 to April 2006, Mr. Muleta was a partner and the co-chair of the Communications Group at Venable LLP, a law firm. From February 2003 until March 2005, Mr. Muleta served as the Chief of the Federal Communications Commission’s Wireless Telecommunications Bureau. From January 2000 to January 2001, Mr. Muleta served as Executive Vice President of Navisite, Inc. with responsibility for International Markets and Business Development. From January 1998 to January 2000, Mr. Muleta concurrently served as president of PSINet Ventures Inc., president of PSINet’s Global Facilities Division and president of PSINet’s India, Middle East and Africa Division. Mr. Muleta was recommended to our Board by our Chief Executive Officer, Mariam Sorond.

Mr. Muleta is well qualified to serve as a director on our Board due to his unparalleled expertise and experience in dealing with wireless policy matters, particularly spectrum allocation matters and driving innovations in public safety communications. Moreover, Mr. Muleta’s long experience in helping emerging companies in the wireless and internet sectors achieve scale is of particular relevance to the Company.

Current Board Committees:    Audit Committee (Member)

Neil S. Subin has served as a director since August 2022. Mr. Subin serves as Chief Investment Officer for MILFAM, a single-family office exclusively managing the assets of the Miller family, a position he has held since January 2018. Previously, Mr. Subin was the Chairman of Broadbill Investment Partners, LLC, a private investment management firm focused on distressed and special situations investments. Prior to Broadbill, he was the founder and Managing Director of Trendex Capital Management Corp., a private investment advisor focusing primarily on financially distressed companies. Mr. Subin serves on other boards of directors, including those of Centrus Energy Corp. (NYSE: LEU), Alimco Financial Corp. and DynTek Inc. Mr. Subin has held numerous other board seats, including on the boards of directors of Penn Treaty American Corp., PHAZR Inc., FiberTower Corp., Phosphate Holdings, Inc. and Institutional Financial Markets, Inc.

Mr. Subin is well qualified to serve as a director on our Board due to his financial competency as well as his expertise in crafting corporate strategy and executing on corporate action, especially within the telecommunications industry.

Current Board Committees:    Audit Committee (Member), Compensation and Human Capital Committee (Chair), Nominating and Corporate Governance Committee (Member).

No Family Relationships

There are no family relationships between any of our executive officers, directors or director nominees.

CORPORATE GOVERNANCE

Our Board of Directors believes that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. Complete copies of our Corporate Governance Guidelines, committee charters and Code of Conduct and Ethics described below are available on the Investors page of our website at www.nextnav.com. Alternatively, you can request a copy of any of these documents by writing to: Investor Relations, NextNav Inc., 1775 Tyson’s Blvd., 5th Floor, McLean, VA 22102. Note that the inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of NextNav and our stockholders. These guidelines provide a framework for the conduct of our Board’s business, and provide, among other things, that:

•        the principal responsibility of the directors is to oversee management of the Company;

•        a majority of the members of our Board shall be independent directors;

•        the independent directors meet regularly in executive session;

•        directors have access to senior management and, as necessary and appropriate, independent advisors; and

•        at least annually, our Board and its committees conduct a self-evaluation to determine whether they are functioning effectively.

Board and Committees

Director Independence

Our Board has determined that: (i) all of our directors and nominees for director, except Mariam Sorond and Gary Parsons, are independent within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market LLC (“Nasdaq”) listing rules (the “Nasdaq Stock Market Rules”); (ii) Messrs. Aquino, Howe, Muleta, Marcus and Subin meet the additional test for independence for audit committee members imposed by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 5605(c)(2)(A) of the Nasdaq Stock Market Rules; and (iii) Messrs. Aquino, Carano, Marcus, Muleta and Subin meet the additional test for independence for compensation committee members imposed by Section 5605(d)(2) of the Nasdaq Stock Market Rules, and are non-employee directors for purposes of Rule 16b-3. In making such determination, our Board considered the relationships that each such non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director and any previous consulting arrangements we had with any of our directors.

Our Board is currently composed of seven (7) directors, and our stockholders are being asked at the Annual Meeting to re-elect each of these directors, other than Mr. Parsons and Mr. Aquino, to an additional one-year term. Our stockholders are also being asked at the Annual Meeting to elect director nominee Jonathan A. Marcus to an initial one-year term. As a result, the size of the Board will be reduced to six (6) as of the Annual Meeting. All directors other than Ms. Sorond will be independent.

Board and Committee Meetings; Annual Meeting Attendance

For the year ended December 31, 2023, our Board held eight (8) meetings, our Audit Committee held four (4) meetings, our Compensation and Human Capital Committee (the “Compensation Committee”) held two (2) meetings, and our Nominating and Corporate Governance Committee (the “Nominating Committee”) held three (3) meetings.

During 2023, each of our directors attended at least 75% of (i) the number of Board meetings held during the period for which he has been a director and (ii) the total number of committee meetings held during the period for which he has served on each such committee.

Directors are strongly encouraged, but not required, to attend our annual meetings. All of our then-current directors attended our 2023 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

We seek to maintain an appropriate balance between management and our Board. Our Board does not have a policy regarding the separation of the offices of Chair of our Board and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chair of our Board and Chief Executive Officer, as from time to time it may be in our best interests.

Currently, our leadership structure separates the offices of Chief Executive Officer and Chair of our Board, with Ms. Sorond serving as our Chief Executive Officer and Mr. Parsons serving as Chair of our Board. As previously noted, Mr. Parsons will not be standing for re-election at the Annual Meeting. As a result, our Board will appoint a new Chair after the Annual Meeting. Subject to her re-election as a director at the Annual Meeting, our Board expects to appoint our Chief Executive Officer, Mariam Sorond, as Chair of our Board. Our Corporate Governance Guidelines provide that the independent directors on our Board may choose to elect a director to serve as the “Lead Independent Director” of the Board when the offices of the Chief Executive Officer and the Chair of the Board are not separate. Accordingly, if the Board appoints Ms. Sorond as Chair of our Board following the Annual Meeting, the Nominating Committee expects to nominate an independent director of our Board to serve as Lead Independent Director.

Our Board has determined that, in certain circumstances, selecting our Chief Executive Officer to serve as Chair of the Board may be the most effective leadership model for the Company at a given time. Having one individual serve in both roles can provide for clear leadership, accountability, and alignment on corporate strategy.

When the offices of the Chief Executive Officer and the Chair of our Board are not separate, our Board believes that appointing a Lead Independent Director strengthens our Board governance, as our Lead Independent Director can serve as the principal liaison between the Chair and the independent directors. Our Lead Independent Director is responsible for:

•        presiding at all meetings of the Board where the Chair is not present;

•        presiding at all meetings and executive sessions of the independent directors;

•        calling meetings of the independent directors, as needed;

•        meeting regularly with the Chief Executive Officer;

•        developing the agendas for meetings of the independent directors;

•        approving Board meeting agendas and schedules;

•        reviewing information sent to the Board; and

•        meeting with stockholders, as appropriate.

Management will regularly report on any potential material risks to our Board at its meetings. Our Chief Executive Officer, Chief Financial Officer, General Counsel and other senior executives will provide these routine reports. Management reports regularly to the full Board, which also considers our material risks, with input from our various Board committees. While our Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that our Board leadership structure supports this approach.

Board Committees

As noted above, our Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. Charters for each of the committees are available under the Governance tab of the Investors page of our website at www.nextnav.com. Each committee reviews its respective charter on an annual basis. In compliance with the Nasdaq Stock Market Rules and the federal securities laws, as applicable, all of the members of our committees are independent under the applicable independence standards for such committee.

Committee membership immediately prior to the Annual Meeting is as follows:

	Audit Committee	Compensation Committee	Nominating Committee
Gary M. Parsons, Chair
Mariam Sorond
Peter D. Aquino
Bandel L. Carano
Alan B. Howe
Neil Subin
John B. Muleta
| Chair | Member

Audit Committee

The primary purpose of our Audit Committee is to assist our Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements and internal control over financial reporting, as applicable, our compliance with legal and regulatory requirements, and our programs for identifying, evaluating and controlling significant risks. The functions of our Audit Committee include, among other things:

•        appointing, approving the compensation of, and evaluating the work and independence of our independent registered public accounting firm;

•        pre-approving audit, audit-related and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•        overseeing our risk assessment, risk management and risk mitigation policies and programs, including matters relating to privacy and cybersecurity and climate and the environment;

•        reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•        recommending, based upon its review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•        reviewing and discussing with the independent registered public accounting firm the critical accounting policies and practices used by us, the auditor’s responsibilities under U.S. GAAP and the responsibilities of management in the audit process;

•        reviewing the adequacy of our internal control over financial reporting;

•        establishing procedures for receiving, retaining and treating complaints regarding accounting, internal accounting controls, auditing, and federal securities laws matters, and for the confidential, anonymous submission by employees and independent contractors of concerns regarding questionable accounting or auditing matters;

•        monitoring our compliance with legal and regulatory requirements;

•        preparing the Audit Committee report required by the rules of the SEC to be included in our annual proxy statement;

•        reviewing, and, if appropriate, approving or ratifying, all related party transactions for potential conflict of interest situations; and

•        reviewing and discussing with management and our independent registered public accounting firm any financial information and earnings guidance provided to analysts and rating agencies.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must be qualified as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and have financial sophistication in accordance with the Nasdaq Stock Market Rules. Our Board has determined that Mr. Howe qualifies as an audit committee financial expert. For the relevant experience which qualifies Mr. Howe as an audit committee financial expert, please see his biographical information under the “Board of Directors” section of this Proxy Statement.

Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee. Our Audit Committee receives regular reports on risks facing the company at each meeting, including on cybersecurity. For information on audit fees, see “Proposal 2: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2024.”

Compensation Committee

The primary purpose of our Compensation Committee is to review the performance and development of our management in achieving corporate goals and objectives and to assure that our executive officers are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests. In carrying out these responsibilities, our Compensation Committee reviews all components of executive officer compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

•        reviewing, determining and implementing our compensation philosophy;

•        annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•        evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining and approving the compensation of our Chief Executive Officer;

•        reviewing and approving the compensation of our other executive officers;

•        administering our equity and other incentive compensation plans and approving the adoption of any amendment to our incentive-compensation and equity-based plans;

•        appointing, compensating and overseeing the work of any compensation consultant, external legal counsel or other advisor retained by the Compensation Committee;

•        conducting the independence assessment outlined in Nasdaq rules with respect to any compensation consultant, counsel or other advisor retained by the Compensation Committee;

•        annually reviewing and reassessing the adequacy of the committee charter and the structure, processes and membership requirements of the Compensation Committee;

•        overseeing and reporting to our Board its review of its policies and strategies relating to culture and human capital management, including diversity, equity and inclusion; and

•        reviewing and discussing with management the compensation discussion and analysis and recommending to our Board whether the compensation discussion and analysis and related executive compensation information be included in our proxy statement or annual report on Form 10-K.

From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by our Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in our Compensation Committee meetings. With respect to our Chief Executive Officer’s compensation, our Compensation Committee evaluates our Chief Executive Officer’s performance against pre-established corporate goals and objectives and approves the compensation level of our Chief Executive Officer based on this evaluation. The Chief Executive Officer may not be present during voting or deliberations on her compensation.

Our Compensation Committee’s charter grants our Compensation Committee authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The Committee did not engage an outside consultant for the fiscal year ending December 31, 2023.

Nominating Committee

The primary purpose of our Nominating Committee is to assist our Board in identifying nominees for election to our Board, consistent with the qualifications and criteria approved by our Board, and to promote the implementation of sound corporate governance principles and practices. The functions of our Nominating Committee include, among other things:

•        developing and recommending to the Board for its approval general criteria and qualifications for director candidates;

•        identifying, and recommending to the Board for selection, director nominees for election or re-election at our annual meeting of stockholders in each fiscal year and to fill vacancies and newly created directorships;

•        developing and recommending to the Board a set of Corporate Governance Guidelines;

•        monitoring, reviewing and evaluating any change of circumstances or actual or potential conflict of interest relating to any director that may affect the independence of the director;

•        overseeing our corporate governance programs, policies and practices; and

•        overseeing the evaluation of the Board, its committees and the Company’s management.

Our Nominating Committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. Our Nominating Committee is responsible for developing and recommending to our Board for its approval general criteria and qualifications for director candidates, which includes diversity (including racial, ethnic and gender diversity).

Our Nominating Committee identifies candidates through a variety of means, including recommendations from members of our Board and suggestions from our management, including our Chief Executive Officer. In addition, our Nominating Committee considers candidates recommended by third parties, including stockholders. Our Nominating Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by members of our Board and management.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of our Board. However, at a minimum, our corporate governance guidelines provide that each nominee exhibit high standards of integrity, demonstrated strong business judgment and professional achievement, and expertise that is useful to the Company and complementary to the background and experience of other Board members. Our Board as a whole should contain a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of our operations and interests. Each nominee should exhibit confidence and a willingness to express ideas and engage in constructive discussion with other Board members, management and all relevant persons. Each nominee should be able to regularly attend and participate in meetings of our Board and its committees on which he or she serves, should have the interest and ability to understand the sometimes-conflicting interests of our various constituencies, which include stockholders, employees, governmental units and the general public, and to act in the best interests of all stockholders. Further, each nominee should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.

A stockholder wishing to nominate a person for election to our Board at any annual meeting at which our Board has determined that one or more directors will be elected must submit a written notice of his, her or its nomination of a candidate to the attention of our Secretary at our offices at NextNav Inc., 1775 Tysons Blvd., 5th Floor, McLean, Virginia 22102, providing:

•        the name, age, business address and residence address of such nominee;

•        the principal occupation or employment of such nominee;

•        the class or series and number of shares of capital stock that are owned of record and beneficially by such nominee;

•        such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected);

•        all information with respect to the stockholder that would be required to be set forth in a stockholder’s notice pursuant to our Bylaws if such person were a stockholder or beneficial owner, on whose behalf the nomination was made, submitting a notice providing for the nomination of a person or persons for election as a director or directors in accordance with our Bylaws; and

•        such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Pursuant to our Bylaws, the submission must be received by our Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. In no event will an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

Board Diversity Matrix

The table below provides certain highlights of the composition of our Board members. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f)(1).

Board Diversity Matrix (as of March 15, 2024)
Board Size:
Total Number of Directors	7

	Female	Male	Non-Binary	Did not Disclose Gender
Gender Identity
Directors	1	4	—	1
Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	1
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	2

Stockholder Communications with our Board

Stockholders who wish to communicate directly with our Board, or with a particular director, may send a letter addressed to our Secretary at NextNav Inc., 1775 Tysons Blvd., 5th Floor, McLean, Virginia 22102. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder Board Communication” or “Stockholder Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of our Board or just certain specified individual directors. Our Secretary will make copies of all such letters and circulate them to the director(s) addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.”

Our Secretary will handle routine inquiries and requests for information. If our Secretary determines the communication is made for a valid purpose and is relevant to us and our business, our Secretary will forward such communication to the director(s) specified on the envelope, or if none, to our Chair of our Board. Our Secretary will not forward any communication that is: an advertisement or other commercial solicitation or communication; obviously frivolous or obscene; unduly hostile, threatening, or illegal; or related to trivial matters. At each regular meeting of our Board, our Secretary will present a summary of all stockholder communications received since the previous meeting that were not forwarded and will make those communications available to the directors upon request.

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics applicable to all of our employees, executive officers and directors. The Code of Conduct and Ethics outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. Every employee, executive officer and director is expected to be familiar with the Code of Conduct and Ethics and adhere to the principles and procedures set forth in the Code of Conduct and Ethics that apply to them. Our Audit Committee is responsible for overseeing the Code of Conduct and Ethics. The Board must approve any waivers of the Code of Conduct and Ethics for employees, executive officers or directors. If we amend or grant a waiver of one or more of the provisions of our Code of Conduct and Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Conduct and Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions by posting the required information on the Investors page of our website at www.nextnav.com. Copies of the Code of Conduct and Ethics can be obtained free of charge from the Investors page on our website, www.nextnav.com, or by contacting our Secretary at our offices at NextNav Inc., 1775 Tysons Blvd., 5th Floor, McLean, Virginia 22102.

Related Person Transactions

Our Board has adopted written policies and procedures for the review of any related party transactions. Our directors and executive officers complete annual reports disclosing, or certifying the absence of, any related party transactions. If a related person proposes to enter into a related party transaction (as such transaction is defined in Item 404(d) of Regulation S-K as promulgated by the SEC), the replated person must report the proposed transaction to our Chief Financial Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee.

Anti-Hedging and Anti-Pledging Policy

We have an insider trading policy that is applicable to all of our directors, officers, employees and consultants that prohibits the hedging and pledging of our securities. The policy prohibits those individuals and their related persons (as defined in the insider trading policy) from engaging in any speculative transactions involving our securities, including the following activities: short sales of our securities; purchases or sales of puts, calls or other derivative securities based on our securities; purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities; the purchase of our securities on margin; borrowing against our securities held in a margin account; or pledging our securities as collateral for a loan. As such, our employees (including officers), consultants and directors, and their related persons, are prohibited from purchasing other financial instruments, and otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities (i) granted to the employee or director by us as part of the compensation of the employee or director or (ii) held, directly or indirectly, by the employee or director.

Clawback Policy

During 2023, our Board adopted an incentive compensation recovery policy as required by Rule 10D-1 under the Exchange Act and the corresponding Nasdaq listing standards. Under the policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive-based compensation from our current and former executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The Compensation Committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and ultimately determine whether any adjustment will be made. A copy of this policy is filed as an exhibit to our most recent Annual Report on Form 10-K.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board currently consists of seven (7) members. Pursuant to our Bylaws, a majority vote of our Board can increase or decrease the number of directors constituting the entire Board. Accordingly, the Board acted to reduce the size of the Board to six (6) as of the date of the Annual Meeting.

Upon the recommendation of our Nominating Committee, our Board has nominated the following six (6) individuals to serve until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified: (i) Mariam Sorond, (ii) Bandel L. Carano, (iii) Alan B. Howe, (iv) Jonathan A. Marcus, (v) John B. Muleta and (vi) Neil S. Subin. All nominees are current directors on our Board, other than Jonathan A. Marcus, who was nominated to our Board by the Nominating Committee on March 12, 2024. Gary M. Parsons and Peter D. Aquino, current directors on our Board, will not be standing for re-election at the Annual Meeting, but each will continue to serve as a director until the expiration of his term at the Annual Meeting.

Our Bylaws provide that each director shall hold office until the next annual meeting of stockholders and until their respective successor shall have been duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Listed above under the “Board of Directors” section of this Proxy Statement are the names and biographical information of the six (6) nominees for director. The persons designated as proxies in the proxy card intend to vote “FOR ALL” with respect to such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by our Board, if any person is so nominated. The nominees are currently directors and have consented to be named and have agreed to serve, if elected.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote “FOR ALL” with respect to the election of Mariam Sorond, Bandel L. Carano, Alan B. Howe, Jonathan A. Marcus, John B. Muleta and Neil S. Subin to our Board as directors.

EXECUTIVE OFFICERS

Below is a list of the names, ages, positions, and a brief description of the business experience of the individuals who serve as executive officers of the Company as of March 15, 2024:

Director/Nominee	Age	Position(s)
Mariam Sorond	51	President and Chief Executive Officer and Director
Christian D. Gates	50	Executive Vice President and Chief Financial Officer
Arun Raghupathy, Ph.D.	55	Senior Vice President and Chief Technology Officer
Robert Lantz	61	Vice President, General Counsel and Secretary

Mariam Sorond has served as our President and Chief Executive Officer since November 2023. Please refer to the “Board of Directors” section of this Proxy Statement above for Ms. Sorond’s biographical information.

Christian D. Gates has served as our Chief Financial Officer since October 2021 and was promoted to Executive Vice President in 2023. Mr. Gates leads the Company’s financial organization, including finance strategy and financial reporting. Mr. Gates served as the Chief Financial Officer of former NextNav, a position he held from April 2021 to October 2021. Previously he served as Senior Vice President of Corporate Development and Strategy of former NextNav, a position he held from July 2020 to April 2021. In this position, Mr. Gates led the business development team, managed former NextNav’s corporate partnerships and contributed to its policy outreach efforts. Mr. Gates began his career at former NextNav in June 2011 as Vice President of Strategy and Development. Prior to joining former NextNav, Mr. Gates was Vice President of Strategy at SkyTerra Communications, Inc. (formerly Mobile Satellite Ventures, LP) from 2005 to 2010, an integrated satellite-terrestrial communications company. Prior to focusing on a range of telecommunications and technology ventures, Mr. Gates started his career in finance at Chase Securities from 1997 to 2000. Mr. Gates received his Bachelor of Arts from Dartmouth College.

Dr. Arun Raghupathy has served as our Senior Vice President and Chief Technology Officer since March 2023. Previously, he served as our Senior Vice President, Engineering from October 2021 to March 2023. Dr. Raghupathy heads our Engineering division, spanning systems algorithms, hardware, firmware and software domains and has been a key contributor to the company’s critical intellectual property. Dr. Raghupathy co-founded former NextNav along with Mr. Pattabiraman and served as the Senior Vice President of Engineering of former NextNav from July 2020 to October 2021. Prior to July 2020, Dr. Raghupathy was the Vice President of Systems Engineering for former NextNav from March 2010 to June 2020. Before co-founding former NextNav, Dr. Raghupathy spent more than ten years as a technology leader, developing innovative ideas and maturing them into commercial products at companies such as Texas Instruments India Pvt. Ltd (“Texas Instruments”), a research and development center and a subsidiary of Texas Instruments, a global semiconductor company that designs, manufactures, tests and sells analog products and customer design tools, and Qualcomm Inc. (Nasdaq: QCOM), a multinational corporation that creates semiconductors, software and services related to wireless technology. While working as a systems and staff engineer at Qualcomm Inc. from 1999 to 2004, Dr. Raghupathy was involved in the development of technology for cellular modems and direct conversion receivers. While working as a GPS Systems Engineering Manager at Texas Instruments from 2004 to 2007, Dr. Raghupathy led the GPS systems team and, as a System Architect from 2007 to 2009, developed innovative GPS measurement and positioning techniques which have been applied to multiple generations of smartphone multi-radio chipsets. Dr. Raghupathy currently holds more than fifty issued patents.

Dr. Raghupathy earned a Ph.D. in Electrical Engineering from the University of Maryland, College Park in 1999 and a Master of Science in Electrical Engineering, with a specialization in signal processing and communications, from the University of Maryland, College Park in 1996. Prior to that Dr. Raghupathy obtained a Bachelor of Technology in Electronics Engineering and a Communications degree from the Indian Institute of Technology, Madras in 1993.

Robert Lantz has served as our Vice President, General Counsel and Secretary since February 2022. In this position, Mr. Lantz is responsible for the Company’s legal and corporate secretarial matters. Mr. Lantz has represented public and private technology and telecommunications companies in the United States and internationally for over twenty five years. He has substantial legal experience in the areas of corporate securities and governance (including for companies reporting under Nasdaq, London Stock Exchange, and the Australian Securities and Investments Commission), commercial transactions, M&A, operations, and compliance. His background includes serving as General Counsel for multi-billion-dollar divisions in the UK and Europe and Asia

Pacific. Prior to joining us, Mr. Lantz represented former NextNav as a member of the law firm of Wiss & Partners since March 2020. Prior to Wiss & Partners, where he was a member from 2019 to 2022, Mr. Lantz worked for Serco Group plc, a provider of public services to governments, from 2005 to 2018, serving as Divisional General Counsel & Company Secretary, Serco Asia Pacific in Sydney, Australia, and Divisional General Counsel, Director Ethics & Governance, Serco UK and Europe in London, UK.

Mr. Lantz received his Master of Laws degree in International Comparative Law from Georgetown University, his J.D. from the University of Pacific-McGeorge School of Law, an M.B.A. from National University, and a Bachelor of Arts in International Relations and Economics from California State University, Sacramento.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Overview

The following section provides compensation information pursuant to the scaled disclosure requirements applicable to “emerging growth companies” under the rules of the SEC and the discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The compensation reported in the summary compensation table below is not necessarily indicative of how NextNav will compensate its officers in the future.

Named Executive Officers

This section discusses the material components of the executive compensation program to the following individuals (collectively, our “Named Executive Officers”). For the year ended December 31, 2023, our Named Executive Officers and their positions were as follows:

•        Mariam Sorond, Chief Executive Officer, President & Director;

•        Ganesh Pattabiraman, former Chief Executive Officer, President & Director(1);

•        Christian Gates, Executive Vice President and Chief Financial Officer; and

•        David Knutson, former Senior Vice President, Network Operations and Deployment(2).

____________

(1)      Mr. Pattabiraman served as our Chief Executive Officer and President until November 29, 2023.

(2)      Mr. Knutson served as our Senior Vice President, Network Operations and Deployment until his departure from the Company on March 11, 2024.

Summary Compensation Table

The following table summarizes the compensation paid to, awarded to, or earned by our Named Executive Officers for the fiscal years ended December 31, 2023 and 2022.

Name and principal position(1)	Year	Salary	Bonus(2)	Non-Equity incentive plan compensation(3)	Stock awards(4)	Option awards(5)	All other compensation(6)	Total
Mariam Sorond	2023	$50,000	$—	$165,000	$10,438,445	$—	$—	$10,653,445
Chief Executive Officer, President & Director	2022	$—	$—	$—	$—	$—	$—	$—
Ganesh Pattabiraman(7)	2023	$372,109	$2,500	$—	$643,367	$547,410	$397,933	$1,963,319
Former Chief Executive Officer, President & Director	2022	$350,000	$—	$—	$664,091	$536,452	$11,750	$1,562,293
Christian Gates	2023	$286,000	$1,000	$—	$761,116	$273,704	$11,003	$1,332,823
Executive Vice President and Chief Financial Officer	2022	$275,000	$—	$—	$358,052	$268,226	$11,677	$912,955
David Knutson	2023	$286,000	$—	$102,388	$347,693	$273,704	$10,963	$1,020,748
Former Senior Vice President, Network Operations and Deployment	2022	$275,000	$—	$—	$358,052	$268,226	$11,000	$912,278

____________

(1)      Ms. Sorond was not a Named Executive Officer for the fiscal year ended December 31, 2022; accordingly, no compensation is reported for her for 2022.

(2)      Amounts reported in the “Bonus” column represent (i) a bonus for Mr. Pattabiraman for the issuance of a patent for which he was an inventor and (ii) a bonus for Mr. Gates for the issuance of a patent for which he was an inventor.

(3)      Amounts reported in the “Non-Equity Incentive Plan Compensation” column represent annual performance-based bonus amounts with respect to 2023 performance that were pad in cash to Mr. Knutson and Ms. Sorond. See — “Annual Performance-Based Bonus” below.

(4)      Amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718 (“FASB 718”), of the Restricted Stock Units granted to our Named Executive Officers under our Omnibus Plan (as defined below). For Ms. Sorond, the amount reported in the “Stock Award” column also includes the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718 (“FASB 718”), of the Performance Stock Units granted to her under our Omnibus Plan.

(5)      Amounts reported in the “Option Awards” column reflect the aggregate grant date fair value, computed in accordance with FASB 718, of the Options granted to our Named Executive Officers under our Omnibus Plan. The Options are categorized as non-qualified stock options under the Omnibus Plan.

(6)      Amounts reported in the “All Other Compensation” column for each of our Named Executive Officers (other than Ms. Sorond) represent the amount of safe harbor employer matching contributions under our 401(k) plan. See — “401(k) Plan” below. For Mr. Pattabiraman, “All Other Compensation” for 2023 also includes (i) a severance payment in the amount of $364,000 and (ii) fees earned as a consultant subsequent to his resignation as our Chief Executive Officer and President in the amount of $20,833. See — “Prior Employment Agreement and Current Consulting Agreement with Ganesh Pattabiraman” below.

(7)      Mr. Pattabiraman was also a member of our Board prior to his resignation as Chief Executive Officer and President on November 29, 2023, but did not receive any additional compensation in his capacity as a director.

Narrative Disclosure to Summary Compensation Table

Our Named Executive Officers’ total compensation is comprised of a base salary, an annual cash bonus, and certain equity awards, as well as retirement plan and health and welfare benefits. We aim to keep salaries of our Named Executive Officers competitive in order to retain and maintain talent while, at the same time, ensuring consistency with similarly situated pre-revenue companies. Each year, our Board reviews the previous year’s salaries and adjusts any it feels necessary in order to correct for any off-market salaries, either upward or downward, as the case may be. Similarly, equity grants are made to our Named Executive Officers to attract and maintain talent.

As a result of Mr. Pattabiraman’s resignation on November 29, 2023, and Mr. Knutson’s departure on March 11, 2024, certain of the vesting terms and other details provided below were modified pursuant to the applicable provisions of each of Mr. Pattabiraman’s and Mr. Knutson’s employment agreements. Such modifications are described in “— Prior Employment Agreement and Current Consulting Agreement with Ganesh Pattabiraman” and “— Prior Employment Agreement with David Knutson” below, respectively.

Annual Base Salaries

Our Named Executive Officers receive their respective base salaries to compensate them for services rendered to us. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation.

For 2023, the annual base salaries for each of our Named Executive Officers were as follows: Ms. Sorond — $550,000; Mr. Gates and Mr. Knutson — $286,000; and Mr. Pattabiraman — $364,000. As shown in the Summary Compensation Table, the amounts actually received by our Named Executive Officers reflect the portion of the year during which they served. Our Named Executive Officers’ employment agreements do not provide for an automatic increase in base salary. Rather, the Compensation Committee evaluates the annual base salaries of our Named Executive Officers on an annual basis in light of factors such as the Company’s employee base, the Company’s performance, and the general economic and inflationary environment.

In light of these factors, the Compensation Committee determined that, due to the timing of her hiring on November 29, 2023, which incorporated the factors characterized previously, Ms. Sorond’s 2023 annual base salary was appropriate for 2024. Separately, based on his and the Company’s performance in 2023, Mr. Gates’ base salary was increased by approximately 13% for 2024 and his bonus target was increased from 40% to 45% of his base salary. The Compensation Committee did not increase Mr. Knutson’s base salary for 2024, prior to his departure on March 11, 2024. As a result, the 2024 annual base salaries for each of our Named Executive Officers were as follows: Ms. Sorond — $550,000; Mr. Gates — $325,000; and Mr. Knutson — $286,000.

Annual Performance-Based Bonus

In addition to base salaries, our Named Executive Officers are eligible to receive an annual performance-based bonus, which is designed to reward our executives for achievement of certain corporate and/or individual performance goals. For 2023, the Compensation Committee determined that each Named Executive Officer’s performance bonus should be based on: increasing the Company’s capitalization through the issuance of debt and/or equity securities; management of the Company’s profit and loss statement, with a focus on expense management; continued

development of its PNT technologies; and activities in furtherance of optimization of its spectrum assets. Each Named Executive Officer has a target bonus opportunity calculated as a percentage of their annual base salary and may earn more or less than the annual target amount based on the Company’s achievement of the performance goals.

For 2023, each Named Executive Officer’s target bonus percentage was as follows: for Mr. Pattabiraman, 45%; for Messrs. Gates and Knutson, 40%; and for Ms. Sorond, 60%.

2023 Bonus Determination

In early 2024, Ms. Sorond reviewed the 2023 performance of Messrs. Gates and Knutson and recommended an actual bonus payout to our Compensation Committee for approval. Following such recommendation, our Compensation Committee reviewed our corporate performance and Ms. Sorond’s performance against the previously-established goals and approved individual performance achievement payouts for each Named Executive Officer in the following amounts, which are reflected in the columns of the Summary Compensation Table above entitled “Non-Equity Incentive Plan Compensation” and “Stock Awards,” as applicable. There was no individual component taken into account when determining Ms. Sorond’s bonus; instead, the Compensation Committee based her bonus solely on company performance.

The Compensation Committee may determine, in its discretion, whether the annual performance-based bonuses to our Named Executive Officers are to be paid in the form of cash, Restricted Stock Units pursuant to the NextNav Inc. 2021 Omnibus Incentive Plan (the “Omnibus Plan”), or a combination of both cash and Restricted Stock Units. For 2023, the Compensation Committee determined that: Ms. Sorond’s annual performance-based bonus should be paid 50% in cash and 50% in Restricted Stock Units; Mr. Gates’ annual performance-based bonus should be paid 100% in the form of Restricted Stock Units; and Mr. Knutson’s annual-performance based bonus should be paid 100% in the form of cash. Mr. Pattabiraman resigned from his position as Chief Executive Officer on November 29, 2023; accordingly, he did not receive an annual performance-based bonus with respect to 2023.

Restricted Stock Units

Mr. Gates received 24,091 Restricted Stock Units with a grant date fair value of $101,423, representing 100% of his 2023 annual performance-based bonus. Ms. Sorond received 38,823 Restricted Stock Units with a grant date fair value of $163,445, representing 50% of her 2023 annual performance-based bonus. Each award of Restricted Stock Units vested in full upon grant.

Equity Incentive Compensation

Our equity-based incentive award grants are designed to facilitate the grant of cash and equity incentives to our qualified directors, employees (including our Named Executive Officers) and consultants and certain of our affiliates, and to enable us and certain of our affiliates to obtain and retain services of these individuals, which is essential to our long-term success.

The goal of our long-term, equity-based incentive awards is to align the interests of our executives with the interests of our equity holders. To reward and retain our executives in a manner that aligns their interests with equity holders’ interests, we may use a combination of, among others, Options, Restricted Stock and Restricted Stock Units as incentive vehicles for long-term compensation. All three of these awards represent shares of our common stock, or the right to receive or purchase shares of our common stock, and we believe this stock ownership aligns the interests of our executives and other recipients with the interests of our equity holders. Because holders realize value from Options only if our value increases relative to the applicable strike price, we believe Options provide meaningful incentives to achieve increases in the value of our equity interests over time, thus further aligning the interests of our executives and other recipients of Options with the interests of our equity holders. All Options granted to Named Executive Officers pursuant to this component of our compensation strategy have carried a strike price that is at least 10% higher than the trailing average market share price value at the time of the grant. In addition, because vesting of Options, Restricted Stock and Restricted Stock Units is based on continued service, equity-based incentives also foster the retention of our executives during the award vesting period. Our equity awards are granted pursuant to the Omnibus Plan.

Restricted Stock Units

During 2023, the Compensation Committee approved grants of awards of Restricted Stock Units under the Omnibus Plan to the Named Executive Officers as detailed below:

Mariam Sorond

On November 29, 2023, as an inducement to her hiring and to align and reward her performance for delivering stockholder value, Ms. Sorond received a grant of 1,500,000 Restricted Stock Units. These Restricted Stock Units will vest over a three-year period, with one-third of the grant vesting on the first anniversary of the grant date and the remaining two-thirds of the grant vesting over the subsequent two-year period in substantially equal quarterly installments. Also on November 29, 2023, Ms. Sorond received a grant of 1,000,000 performance-based Restricted Stock Units. These performance-based Restricted Stock Units will vest in full upon achievement of additional regulatory flexibility to be approved by the Compensation Committee.

Christian Gates

On March 15, 2023, Mr. Gates received two grants of Restricted Stock Units: (i) 139,276 Restricted Stock Units, which will vest 1/4 on the one-year anniversary of March 15, 2024, and 1/16 at the end of each consecutive three-month period thereafter; and (ii) 21,693 Restricted Stock Units, 1/4 of which vested on the grant date and the remainder of which vested on September 15, 2023. The first of these grants was awarded as part of the Company’s long-term incentive plan, to align and reward executive performance for delivering stockholder value. The second grant represented the settlement of Mr. Gates’ 2022 bonus in shares of our common stock. On August 17, 2023, Mr. Gates received a grant of 75,000 Restricted Stock Units, which fully vested on the grant date, in recognition of his contributions to the Company’s issuance of $70 million of senior secured notes.

David Knutson

On March 15, 2023, Mr. Knutson received two grants of Restricted Stock Units: (i) 139,276 Restricted Stock Units, which had an original vesting schedule of 1/4 on the one-year anniversary of March 15, 2024, and 1/16 at the end of each consecutive three-month period thereafter; and (ii) 21,693 Restricted Stock Units, 1/2 of which vested on the grant date and the remainder of which vested on September 15, 2023. The first of these grants was awarded as part of the Company’s long-term incentive plan, to align and reward executive performance for delivering stockholder value. The second grant represented the settlement of Mr. Knutson’s 2022 bonus in shares of our common stock.

Ganesh Pattabiraman

On March 15, 2023, Mr. Pattabiraman received two grants of Restricted Stock Units: (i) 278,552 Restricted Stock Units, which had an original vesting schedule of 1/4 on the one-year anniversary of March 15, 2024, and 1/16 at the end of each consecutive three-month period thereafter; and (ii) 19,303 Restricted Stock Units, 1/4 of which vested on the grant date and the remainder of which vested on September 15, 2023. The first of these grants was awarded as part of the Company’s long-term incentive plan, to align and reward executive performance for delivering stockholder value. The second grant represented the settlement of Mr. Pattabiraman’s 2022 bonus in shares of our common stock.

Option Awards

In March 2023, the Compensation Committee also approved a grant of Stock Options under the Omnibus Plan to each Named Executive Officer, other than Ms. Sorond, as outlined in the table below (the “March 2023 Options”).

The March 2023 Options are subject to time-based vesting and carry a strike price that is 10% higher than the trailing average market price at the time of the grant. 1/4 of the March 2023 Options will vest on the one-year anniversary of March 15, 2024, and 1/16 of the March 2023 Options will vest at the end of each consecutive three-month period thereafter, subject to each such Named Executive Officer’s continued service as of each vesting date.

Named Executive Officer	Option Awards
Ganesh Pattabiraman	467,872
Christian Gates	233,935
David Knutson	233,935

Other Equity Compensation Plans

NextNav Inc. 2021 Employee Stock Purchase Plan (the “ESPP”)

In connection with the closing of our business combination (the “Business Combination”) with Spartacus Acquisition Corporation in October 2021, we also adopted the NextNav Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), in order to (i) encourage employees (including named executive officers) to acquire shares of our common stock, thereby fostering broad alignment of employees’ interests with the interests of our stockholders, (ii) foster good employee relations, and (iii) provide a tool to recruit, retain, and reward employees in an extremely competitive environment. No offering periods have been opened under the ESPP.

NextNav Holdings, LLC 2011 Unit Option and Profits Interest Plan (the “2011 Plan”)

Until the Business Combination, former NextNav maintained the 2011 Unit Option and Profit Interests Plan (the “2011 Plan”) in order to provide additional incentives for employees, directors and consultants of former NextNav, and to provide incentives to attract, retain and motivate eligible persons whose contributions were important to former NextNav’s success. The 2011 Plan, which was originally adopted on June 8, 2011, has subsequently been amended and restated from time to time, with the latest such amendment and restatement effective as of October 27, 2021. In connection with the completion of the Business Combination, no further awards will be granted under the 2011 Plan. However, the 2011 Plan will continue to govern the terms and conditions of the outstanding awards granted under it prior to the Business Combination.

Prior Employment Agreement and Current Consulting Agreement with Ganesh Pattabiraman

Ganesh Pattabiraman served as our Chief Executive Officer and President until November 29, 2023. Until such time, he was party to an employment agreement with the Company that entitled him to, among other things, the annual base salary and annual target bonus opportunity described herein. Upon Mr. Pattabiraman’s resignation effective November 29, 2023, he received his then-current annual base salary of $364,000 in a lump sum as severance, and the following vested as of November 28, 2023: (i) 434,941 Restricted Stock Units with a grant date fair value of $3,250,790; and (ii) 214,213 options with a grant date fair value of $339,271.

In connection with Mr. Pattabiraman’s resignation, Mr. Pattabiraman and the Company entered into a Separation, General Release and Post-Separation Consulting Agreement, dated November 29, 2023 (the “Consulting Agreement”), which set forth the terms of Mr. Pattabiraman’s separation from the Company consistent with his existing employment agreement. Pursuant to the Consulting Agreement, Mr. Pattabiraman agreed to provide ongoing consulting services to the Company for a period of two years (the “Consulting Term”), unless mutually extended by the parties, for payment of $20,833.33 per month, in support of Ms. Sorond, his successor Chief Executive Officer, as well as in support of the Company and its affiliates. During the Consulting Term, all of Mr. Pattabiraman’s outstanding equity grants will continue to vest.

Current Employment Agreements with Mariam Sorond and Chris Gates

Mariam Sorond

On November 29, 2023, Ms. Sorond entered into an employment agreement with the Company (the “Sorond Employment Agreement”). The Sorond Employment Agreement entitles her to the annual base salary and annual target bonus opportunity, which will equal a percentage of her annual base salary, as described above under “— Annual Base Salaries.”

The Sorond Employment Agreement also contains certain severance terms. In the event Ms. Sorond is terminated or resigns, in each case pursuant to the Sorond Employment Agreement (each, a “Qualifying Termination Event”), then, subject to Ms. Sorond’s timely execution and non-revocation of a release of claims in the Company’s favor, Ms. Sorond will be entitled to the following: (i) a lump sum payment equal to her base salary, (ii) her earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the termination date, (iii) upon timely election, COBRA premiums for up to 12 months, (iv) all of Ms. Sorond’s then outstanding unvested time-based equity awards that would have become vested (but for such termination) during the 12-month period beginning on the termination date, will vest as of the date immediately prior to the termination date, and (v) subject to the following sentence, all of Ms. Sorond’s then outstanding unvested performance-based equity awards will vest in accordance with the applicable grant agreements. Notwithstanding the foregoing, if Ms. Sorond is terminated without cause during the first two years of her employment, all of her then outstanding unvested performance-based equity awards will vest as of the date immediately prior to her termination.

If Ms. Sorond experiences a Qualifying Termination Event within the period beginning on the date the Company enters into a definitive agreement that, if consummated, would result in a change in control and ending on the 12-month anniversary of such change in control, Ms. Sorond will be entitled to all items specified in clauses (i) through (v) above, except that, in lieu of the amount in clause (i) above, Ms. Sorond will be entitled to receive a lump sum payment equal to one hundred fifty percent (150%) of the sum of (A) Ms. Sorond’s base salary and (B) Ms. Sorond’s target bonus for the year in which the termination date occurs. Further, the accelerated vesting outlined in clause (iv) above will occur without regard to the 12-month period. Notwithstanding the foregoing, if Ms. Sorond is terminated without cause during the first two years of her employment, all of her then outstanding unvested performance-based equity awards will vest as of the date immediately prior to her termination.

Chris Gates

On November 11, 2021, Mr. Gates entered into an employment agreement with the Company (the “Gates Employment Agreement”). The Gates Employment Agreement entitles him to the annual base salary and annual target bonus opportunity, which will equal a percentage of his annual base salary, as described above under “— Annual Base Salaries.”

The Gates Employment Agreement also contains certain severance terms. In the event Mr. Gates experiences a Qualifying Termination Event, then, subject to his timely execution and non-revocation of a release of claims in our favor, Mr. Gates will be entitled to (i) a lump sum payment equal to the Mr. Gates’s base salary, (ii) Mr. Gates’s earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the termination date, (iii) upon timely election, COBRA premiums for up to 12 months, (iv) all of Mr. Gates’s outstanding unvested equity based compensation awards granted as of the closing date of the Business Combination will fully vest immediately prior to the termination date, (v) all of the Mr. Gates’s outstanding unvested equity-based awards subject to time-based vesting, other than those covered in clause (iv) above and clause (vi) below, that would have become vested (but for such termination) during the 12 month period beginning on the termination date, will vest as of the date immediately prior to the termination date, and (vi) all of Mr. Gates’s then outstanding unvested restricted stock units granted in connection with the Business Combination and unvested performance awards will vest in accordance with the grant agreements.

If Mr. Gates experiences a Qualifying Termination Event within the period beginning on the date we enter into a definitive agreement that if consummated would result in a change in control and ending on the 12 month anniversary of such change in control, Mr. Gates will be entitled to all items specified in clauses (i) through (vi) above, except that, in lieu of the amount in clause (i) above, Mr. Gates will be entitled to receive a lump sum payment equal to one hundred fifty percent (150%) of the sum of (A) Mr. Gates’s base salary and (B) Mr. Gates’s target bonus for the year in which the termination date occurs. Further, the accelerated vesting outlined in clause (v) above will occur without regard to the 12-month period.

Prior Employment Agreement with David Knutson

As of December 31, 2023, Mr. Knutson was party to an employment agreement with the Company that entitled him to, among other things, the annual base salary and annual target bonus opportunity described herein (the “Knutson Employment Agreement”).

The Knutson Employment Agreement also contained certain severance terms. In the event Mr. Knutson experienced a Qualifying Termination Event, then, subject to his timely execution and non-revocation of a release of claims in our favor (a “Release”), Mr. Knutson would be entitled to (i) a lump sum payment equal to Mr. Knutson’s base salary, (ii) Mr. Knutson’s earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the termination date, (iii) upon timely election, COBRA premiums for up to 12 months, (iv) all of Mr. Knutson’s outstanding unvested equity based compensation awards granted as of the closing date of the Business Combination would fully vest immediately prior to the termination date, (v) all of Mr. Knutson’s outstanding unvested equity-based awards subject to time-based vesting, other than those covered in clause (iv) above and clause (vi) below, that would have become vested (but for such termination) during the 12 month period beginning on the termination date, would vest as of the date immediately prior to the termination date, and (vi) all of Mr. Knutson’s then outstanding unvested restricted stock units granted in connection with the Business Combination and unvested performance awards would vest in accordance with the grant agreements.

As a result of his departure on March 11, 2024, which was a Qualifying Termination Event, subject to his execution and non-revocation of a Release, Mr. Knutson will be entitled to the severance terms set forth above, including the following, which will vest as of March 10, 2024: (i) 120,459 Restricted Stock Units with a grant date fair value of $659,981; and (ii) 135,820 options with a grant date fair value of $233,592.

If Mr. Knutson had experienced a Qualifying Termination Event within the period beginning on the date we entered into a definitive agreement that if consummated would result in a change in control and ending on the 12 month anniversary of such change in control, Mr. Knutson would have been entitled to all items specified in clauses (i) through (vi) above, except that, in lieu of the amount in clause (i) above, Mr. Knutson would have been entitled to receive a lump sum payment equal to one hundred fifty percent (150%) of the sum of (A) Mr. Knutson’s base salary and (B) Mr. Knutson’s target bonus for the year in which the termination date occurred. Further, the accelerated vesting outlined in clause (v) above would occur without regard to the 12-month period.

Confidentiality Agreements

Each of our Named Executive Officers is party to a Confidential Information, Invention Assignment and Arbitration Agreement, which requires, among other provisions, the assignment of patent rights to any invention made during such Named Executive Officer’s employment with the Company, and non-disclosure of Company proprietary information.

401(k) Plan

We maintain a 401(k) retirement savings plan, or 401(k) plan, for our U.S. employees. Each of our Named Executive Officers is eligible to participate in the 401(k) plan on the same terms as other U.S. employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code. The 401(k) permits each participant to contribute up to 85% of his or her eligible compensation (subject to the annual statutory limit, which was $22,500 for calendar year 2023), and participants who are 50 years or older can also make “catch-up” contributions (subject to the annual statutory limit, which was $7,500 for calendar year 2023). In addition, the 401(k) plan provides participants with safe harbor employer matching contributions equal to 100% of the first 3% of eligible earnings deferred and an additional 50% of the next 2% of eligible earnings deferred. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees based in the United States, including our Named Executive Officers, in accordance with our compensation policies.

Health/Welfare Plans

Our full-time U.S. employees who satisfy certain eligibility requirements are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life insurance. Each of our Named Executive Officers is eligible to participate in such health and welfare benefits on the same terms as other full-time U.S. employees.

We generally do not provide perquisites or personal benefits to our Named Executive Officers, except in limited circumstances.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding all equity awards outstanding as of December 31, 2023 for each of our Named Executive Officers:

	Option Awards							Stock Awards
	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Mariam Sorond	—		—		—	—	—			1,500,000	(1)	6,675,000
										1,000,000	(8)	4,450,000

Christian D. Gates	10,902	(5)				0.28	10/20/2030
	69,672		18,335	(6)		0.28	10/20/2030
	33915		43,607	(4)		7.69	1/26/2032
			233,935	(7)		2.96	3/14/2033
										50,400	(3)	224,280
										25,043	(2)	111,441
										139,276	(9)	619,778

David Knutson	80,573		17,618	(6)		0.28	10/20/2030
	33,915		43,607	(4)		7.69	1/26/2032
			233,935	(7)		2.96	3/14/2033			48,396	(3)	215,362
										25,043	(2)	111,441
										139,276	(9)	619,778

Ganesh Pattabiraman	106,592		48,452	(10)		7.69	1/26/2032
	204,694		263,178	(11)		2.96	3/14/2033
										27,826	(12)	123,826
										156,686	(13)	697,253

____________

(1)      Subject to Ms. Sorond’s continued service through each of the applicable vesting dates, the Restricted Stock Units will vest over a three-year period, with 1/3 of the Restricted Stock Units vesting on November 29, 2024 and the remaining 2/3 of the Restricted Stock Units vesting over the subsequent two-year period in equal quarterly installments.

(2)      Subject to the Named Executive Officer’s continued service through each of the applicable vesting dates, 1/4 of the Restricted Stock Units vested on January 27, 2023, 1/16 of the Restricted Stock Units vested on April 27, 2023, and the balance of the Restricted Stock Units shall vest at the end of each consecutive three-month period thereafter.

(3)      Subject to the Named Executive Officer’s continued service through each of the applicable vesting dates, 40% of the Restricted Stock Units vested on October 29, 2022, 20% of the Restricted Stock Units vested on April 29, 2023, and the balance of the Restricted Stock Units shall vest at the end of each consecutive six-month period thereafter.

(4)      Subject to the Named Executive Officer’s continued service through each of the applicable vesting dates, 1/4 of the Options vested on January 27, 2023, 1/16 of the Options vested on April 27, 2023, and 1/16 of the Options shall vest at the end of each consecutive three-month period thereafter.

(5)      These options were originally granted on October 21, 2020 as fully vested and exercisable options to purchase common units of NextNav Holdings, LLC and were automatically converted into fully vested and exercisable options to purchase shares of our common stock upon the closing of the Business Combination.

(6)      These options were originally granted on October 21, 2020 as options to purchase common units of NextNav Holdings, LLC and were automatically converted into options to purchase shares of our common stock upon closing of the Business Combination. The options vest in equal monthly instalments over 34 months, beginning in January 2022, subject to the Named Executive Officer’s continued service with the Company on the applicable vesting date.

(7)      Subject to the Named Executive Officer’s continued service through each of the applicable vesting dates, 1/4 of the Options shall vest on the one-year anniversary of March 15, 2024, and 1/16 of the Options shall vest at the end of each consecutive three-month period thereafter.

(8)      Subject to Ms. Sorond’s continued service through the vesting date, 100% of the Performance-Based Restricted Stock Units will vest in full upon achievement of certain regulatory milestones, to be approved by the Compensation Committee. The performance period is 4 years beginning from November 29, 2023.

(9)      Subject to the Named Executive Officer’s continued service through each of the applicable vesting dates, 1/4 of the Restricted Stock Units shall vest on the one-year anniversary of March 15, 2024, and 1/16 of the Restricted Stock Units shall vest at the end of each consecutive three-month period thereafter.

(10)    Subject to Mr. Pattabiraman’s continued service through each of the applicable vesting dates, 1/4 of the Options vested on January 27, 2023, 1/16 of the Options vested on April 27, 2023, and 1/16 of the Options shall vest at the end of each consecutive three-month period thereafter. On November 29, 2023, in connection with the Consulting Agreement, the vesting terms were modified. 38,761 of the Options vested on November 29, 2023 and 9,690 of the Options vested on January 27, 2024. 1/16 of the Options shall vest at the end of each consecutive three-month period thereafter.

(11)    Subject to Mr. Pattabiraman’s continued service through each of the applicable vesting dates, 1/4 of the Options shall vest on the one-year anniversary of March 15, 2024, and 1/16 of the Options shall vest at the end of each consecutive three-month period thereafter. On November 29, 2023, in connection with the Consulting Agreement, the vesting terms were modified. 175,452 of the Options vested on November 29, 2023 and 29,242 of the Options vested on December 15, 2023. 1/16 of the Options shall vest at the end of each consecutive three-month period thereafter.

(12)    Subject to Mr. Pattabiraman’s continued service through each of the applicable vesting dates, 1/4 of the Restricted Stock Units vested on January 27, 2023, 1/16 of the Restricted Stock Units vested on April 27, 2023, and the balance of each 1/16 of the Restricted Stock Units shall vest at the end of each consecutive three-month period thereafter. On November 29, 2023, in connection with the Consulting Agreement, the vesting terms were modified. 22,260 of the Restricted Stock Units vested on November 29, 2023 and 5,565 vested on January 27, 2024. 1/16 of the Restricted Stock Units shall vest at the end of each consecutive three-month period thereafter.

(13)    Subject to Mr. Pattabiraman’s continued service through each of the applicable vesting dates, 1/4 of the Restricted Stock Units shall vest on the one-year anniversary of March 15, 2024, and 1/16 of the Restricted Stock Units shall vest at the end of each consecutive three-month period thereafter. On November 29, 2023, in connection with the Consulting Agreement, the vesting terms were modified. 104,457 of the Restricted Stock Units vested on November 29, 2023 and 17,409 of the Restricted Stock Units vested on December 15, 2023. 1/16 of the Restricted Stock Units shall vest at the end of each consecutive three-month period thereafter.

Compensation of Directors

Compensation for Service

Our non-employee directors are compensated for their services on our Board as follows (amounts are prorated for directors who did not hold a position for an entire year):

Annual Board Member Service Retainer:

•        All Non-Employee Directors: $45,000

Annual Committee Member Service Retainer (per committee):

•        Members of each committee: $5,000

Annual Committee Chair Service Retainer (in lieu of Annual Committee Member Service Retainer):

•        Chair of the Audit Committee: $20,000

•        Chair of the Compensation Committee: $10,000

•        Chair of the Nominating Committee: $10,000

Chair of the Board Service Retainer (in lieu of Annual Board Member Service Retainer and Annual Committee Member Service Retainer):

•        Chair of the Board: $250,000

Previously, directors who accept compensation received half of their retainer in cash and the other half in restricted shares, which vest immediately. Beginning in the second quarter of 2023, directors who accept compensation now receive their full compensation in restricted shares, which vest immediately. Directors do not receive a fee for attending meetings, but they are entitled to reimbursement of travel expenses relating to their service.

Annual Equity Grant

On May 24, 2023, each of the non-employee directors (other than Mr. Muleta, who was not yet a member of our Board) received an annual grant of restricted shares with a grant date value of $148,748, which will vest on May 1, 2024, subject to the non-employee director’s continuous service through the vesting date. Mr. Pattabiraman did not receive an award of restricted stock for his service as a director, as he was not a non-employee director.

2023 Director Compensation

The following table sets forth, for the fiscal year ended December 31, 2023, the cash and non-cash compensation paid for services rendered by our non-employee directors who served for all or a portion of the year. Mr. Muleta was appointed to our Board on January 19, 2024; accordingly, he is not in the following table.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Total compensation ($)
Gary M. Parsons	31,250	371,847	403,097
Peter D. Aquino	6,875	197,825	204,700
Bandel Carano	7,500	202,288	209,788
Neil Subin	6,250	203,004	209,254
Alan B. Howe	8,750	211,213	219,963

____________

(1)      This column represents the aggregate grant date fair value of restricted stock awarded to each director in 2023, computed in accordance with FASB 718.

TRANSACTIONS WITH RELATED PARTIES

In addition to our Code of Conduct and Ethics, which serves as the primary guide to avoiding circumstances that may create a conflict, or the appearance of a conflict, between the personal interests of related persons and the interests of the Company, our Board has adopted a written policy with respect to the review, approval or disapproval and/or ratification of related party transactions. Under the policy, our Audit Committee is responsible for reviewing and approving or disapproving related party transactions. During its review and approval of related party transactions, our Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, the policy requires our Audit Committee to consider, among other factors:

•        whether the terms of the related party transaction (taken together) are fair to us and on the same basis that would apply if the transaction did not involve a related person;

•        whether there are business reasons for us to enter into the related party transaction;

•        whether the related party transaction would impair the independence of a non-employee director (including, if applicable, with respect to the director’s capacity as a committee member); and

•        whether the related party transaction would present an improper conflict of interest (or result in an inappropriate appearance of conflict of interest) for any director or executive officer, taking into account the size of the transaction or transactions, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the interest in the transaction or transactions of the director, executive officer or other related person, the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

The Audit Committee may only approve those transactions that are in, or are not inconsistent with, the company’s best interests and those of our stockholders, as the Audit Committee determines in good faith. In addition, under our Code of Conduct and Ethics, our employees, directors and director nominees have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

Below we describe transactions in which we were a participant or will be a participant, in which the amount involved in the transaction or series of related transactions exceeded the lesser of $120,000 and one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our common stock or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than employment, compensation, termination, indemnification and change in control arrangements with our Named Executive Officers, which are described under the “Executive and Director Compensation” section of this Proxy Statement.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. These agreements, among other things, require us to indemnify our directors and executive officers for expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request.

We maintain a general liability insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

Registration Rights Agreement

In connection with the closing of the Business Combination, we entered into a Registration Rights Agreement with Spartacus Sponsor LLC (“Sponsor”) and certain former owners of former NextNav with respect to the resale of shares of our common stock and other equity securities that were issued as consideration at the closing of the Business Combination (the “Registration Rights Agreement”). The Registration Rights Agreement requires us to, among other things, file a shelf registration statement with respect to shares of our common stock and other equity securities (including certain warrants to purchase shares of our common stock and shares of our common stock issued or issuable upon the exercise of such warrants) on behalf of the stockholders promptly after the closing of the transactions contemplated by the Business Combination. We filed such shelf registration on November 2, 2021 and it was declared effective by the SEC on November 22, 2021.

Share Transfer Agreement

On October 31, 2022, we entered into a Share Transfer Agreement (the “Share Transfer Agreement”) with the shareholders of Nestwave, SAS, a French société par actions simplifiée (as subsequently renamed, “NextNav France”), pursuant to which we acquired all of the issued shares of NextNav France. In connection with the transactions contemplated by the Share Transfer Agreement, we agreed to (1) issue shares of our common stock to certain shareholders of NextNav France and (2) file with the SEC certain registration statements covering the resale of such shares. We filed one such resale registration statement on October 13, 2023, and we have agreed to file a second resale registration statement no later than July 8, 2024.

5% Holders

For information regarding on the beneficial owners of more than five percent of our common stock, including the basis for control and the percentage of voting securities owned, please see the “Security Ownership of Certain Beneficial Owners and Management” section of this Proxy Statement below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of the Record Date (except where otherwise noted) by:

•        each of our Named Executive Officers;

•        each of our directors and director nominees;

•        all current directors and executive officers as a group; and

•        each stockholder known by us to own beneficially more than 5% of our outstanding shares of common stock.

Percentage ownership in the following table is based on 112,552,524 shares of our common stock outstanding as of the Record Date. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of our common stock underlying options held by such person or group of persons that are currently exercisable or convertible, or will become exercisable or convertible by May 27, 2024 (which is the date that is 60 days following the Record Date), are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. However, we have not deemed these shares to be outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated, (i) NextNav believes that all persons named in the following table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by such stockholder and (ii) the business address of each of the following entities or individuals is c/o NextNav Inc., 1775 Tysons Blvd., 5th Floor, McLean, Virginia 22102.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or greater stockholders:
Fortress Investment Group LLC(1)	14,178,054	12.6%
OSI Capital Management LLC(2)	13,260,166	11.8%
Trusts affiliated with Joseph D. Samberg(3)	12,265,000	10.9%
Columbia Capital(4)	7,831,667	7.0%
New Enterprise Associates(5)	8,189,156	7.3%
Charles L. Frischer(15)	7,547,183	6.7%
Neil Subin(6)	7,981,324	7.1%
Capital Ventures International(16)	5,695,094	5.1%

Directors, Director Nominees and Named Executive Officers:
Gary M. Parsons(7)	1,593,525	1.4%
Ganesh Pattabiraman(8)	2,265,877	2.0%
Mariam Sorond	38,823	*
Peter D. Aquino(9)	649,557	*
Neil Subin(6)	7,981,324	7.1%
Bandel L. Carano(10)	147,151	*
John B. Muleta(11)	11,343	*
Alan B. Howe(12)	169,748	*
David Knutson	944,845	*
Christian D. Gates(13)	829,475	*
All directors and executive officers as a group (11 persons)(14)	12,740,348	11.3%

____________

*        Denotes less than one percent of class.

(1)      Based on information provided in a Schedule 13G filed jointly by: (a) CF NNAV-E LLC (“CF NNAV-E”), which directly holds certain of the reported shares; (b) FCOF V UST LLC (“FCOF V UST”), which is the holder of a majority of interests of CF NNAV-E and may therefore be deemed to beneficially own the shares held by CF NNAV-E; (c) FCOF V

CDG Investments LLC, which is the holder of a majority of interests of FCOF V UST and may therefore be deemed to beneficially own the shares held by CF NNAV-E; (d) FCO Fund V GP LLC (“FCO Fund V GP”), which is the general partner of certain investment funds that own a majority of interests in CF NNAV-E and CF NNAV-P LLC (“CF NNAV-P”), which directly holds additional shares of our common stock, and may therefore be deemed to beneficially own the reported shares; (e) Fortress Credit Opportunities V Advisors LLC (“FCO V Advisors”), which is the investment advisor of certain investment funds that own a majority of interests in CF NNAV-E and CF NNAV-P and may therefore be deemed to beneficially own the reported shares; (f) FIG LLC, which is the holder of all of the issued and outstanding interests of FCO V Advisors and may therefore be deemed to beneficially own the reported shares; (g) Hybrid GP Holdings (Cayman) LLC, which is the holder of all of the issued and outstanding interests of FCO Fund V GP and may therefore be deemed to beneficially own the reported shares; (h) Hybrid GP Holdings LLC, which is the holder of all of the issued and outstanding interests of Hybrid GP Holdings (Cayman) LLC and may therefore be deemed to beneficially own the reported shares; (i) Fortress Operating Entity I LP, which is the holder of all of the issued and outstanding shares of FIG LLC and Hybrid GP Holdings, LLC and may therefore be deemed to beneficially own all of the reported shares; (j) FIG Corp., which is the general partner of Fortress Operating Entity I LP and may therefore be deemed to beneficially own the reported shares; and (k) Fortress Investment Group LLC, which is the holder of all of the issued and outstanding shares of FIG Corp. and may therefore be deemed to beneficially own the reported shares, on November 8, 2021. The address for each of these entities is c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York 10105.

(2)      Based on information provided in a Schedule 13G/A filed on February 13, 2024. Represents (i) 13,235,166 shares and (ii) 25,000 warrants that are exercisable for 25,000 shares of our common stock (the “Warrant Shares”), all of which are directly held by Black Feathers, L.P. (f/k/a WOCAP Global Opportunity Investment Partners, L.P.), a Bermuda limited partnership (“Black Feathers LP”), whose general partner is OSI. The managers of OSI are Edward Neil Halliday (“Halliday”), Tivin Turchiaro (“Turchiaro”) and Roderick M. Forrest (“Forrest” and collectively with Halliday and Turchiaro, the “OSI Managers”). OSI, as the general partner of Black Feathers LP, and the OSI Managers, as the managers of OSI, may be deemed to beneficially own the shares of our common Stock directly held by Black Feathers LP. The warrants (i) became exercisable on November 27, 2021, (ii) are exercisable at a price of $11.50 per Warrant Share and (iii) expire on October 28, 2026. The address for each of these entities is c/o OSI Capital Management LLC, ‘Victoria Place’ 31 Victoria Street, Hamilton, HM 10 Bermuda.

(3)      Based on information provided in a Schedule 13G/A filed on January 22, 2024, as subsequently updated based on a Form 4 filed by Mr. Samberg on March 20, 2024. Joseph D. Samberg serves as trustee of The Joseph D. Samberg Revocable Trust (the “Revocable Trust”). The Revocable Trust directly holds 9,800,000 shares of our common stock. In addition, entities controlled by Mr. Samberg (the “Trusts”) directly hold 2,465,000 shares of our common stock. As such, Mr. Samberg may be deemed to beneficially own the securities directly held by the Revocable Trust and the Trusts. The principal business address of each of the reporting persons is 1091 Boston Post Road, Rye, New York 10580.

(4)      Based on information provided in a Schedule 13D/A filed jointly by Columbia Capital Employee Investors IV, L.P. (“CCEI IV”), Columbia Capital Equity Partners IV (ECI), LTD (“CCEP IV (ECI)”), Columbia Capital Equity Partners IV (QPCO), L.P. (“CCEP IV (QPCO)”), Columbia Capital Equity Partners IV (QP), L.P. (“CCEP IV (QP)”), Columbia Capital Equity Partners IV, L.P. (“CCEP IV”), Columbia Capital IV, LLC (“CCIV”) and James B. Fleming, Jr. on March 14, 2024. CCEI IV has shared voting and dispositive power over 69,857 of the reported shares, CCEP IV (QPCO) has shared voting and dispositive power over 850,366 of the reported shares, CCEP IV (ECI) and CCEP IV (QP) each has shared voting and dispositive power over 6,911,444 of the reported shares, CCEP IV has shared voting and dispositive power over 7,761,810 of the reported shares, CCIV and James B. Fleming, Jr. each has shared voting and dispositive power over all of the reported shares. CCEP IV (QP) is the sole shareholder of CCEP IV (ECI) and may be deemed to beneficially own securities owned by CCEP IV (ECI). CCEP IV is the general partner of both CCEP IV (QP) and CCEP IV (QPCO) and may be deemed to beneficially own securities owned by CCEP IV (QPCO) and CCEP IV (ECI). CCIV is the general partner of both CCEI IV and CCEP IV and may be deemed to beneficially own securities owned by CCEP IV (QPCO), CCEI IV and CCEP IV (ECI). James B. Fleming, Jr. is the sole manager of CCIV and as a result, he exercises shared voting and investment control over all the common stock held by CCEI IV, CCEP IV (ECI), CCEP IV (QPCO), CCEP IV (QP), CCEP IV and CCIV. Mr. Fleming disclaims beneficial ownership of such securities, except to the extent of their or his pecuniary interest therein. The principal business address for each of the reporting persons is c/o Columbia Capital, 204 South Union Street, Alexandria, VA 22314.

(5)      Based on information provided in a Schedule 13D filed jointly by New Enterprise Associates 14, L.P. (“NEA 14”), NEA Partners 14, L.P. (“NEA Partners 14”), which is the sole general partner of NEA 14; NEA 14 GP, LTD (“NEA 14 LTD” and, together with NEA Partners 14, the “Control Entities”), which is the sole general partner of NEA Partners 14; Forest Baskett (“Baskett”), Anthony A. Florence (“Florence”), Patrick Kerins (“Kerins”), Scott D. Sandell (“Sandell”), and Peter W. Sonsini (“Sonsini”) (together, the “Directors”) on December 1, 2021. The Directors are the directors of NEA 14 LTD. The address of the principal business office of NEA 14, each Control Entity, and Sandell is New Enterprise Associates, 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. The address of the principal business office of Kerins is New Enterprise Associates, 5425 Wisconsin Avenue, Suite 800, Chevy Chase, MD 20815. The address of the principal business office of Baskett and Sonsini is New Enterprise Associates, 2855 Sand Hill Road, Menlo Park, CA 94025. The address of the principal office of Florence is New Enterprise Associates, 104 5th Avenue, 19th Floor, New York, NY 10001.

(6)      Based on information provided in a Schedule 13D/A filed jointly by Neil S. Subin, MILFAM CI LLC SPARTACUS and MILFAM CI Management LLC on August 19, 2022, as subsequently updated based on a Form 4 filed by Mr. Subin on March 20, 2024. Includes 2,115,213 shares of our common stock held by MILFAM Investments LLC and 250,000 warrants held by MILFAM Investments LLC that are exercisable for 250,000 shares of our common stock. Includes 1,948,907 shares of our common stock held by MILFAM CI LLC SPARTACUS and 3,539,977 warrants held by MILFAM CI LLC SPARTACUS that are exercisable for 3,539,977 shares of our common stock. MILFAM CI LLC SPARTACUS is controlled by MILFAM CI Management LLC, which is owned and controlled by Neil Subin. Mr. Subin is also the President and Manager of MILFAM LLC, which serves as manager of Milfam Investments LLC, consequently, he may be deemed to share beneficial ownership of the shares of our common stock held by Milfam Investments LLC. Mr. Subin disclaims any beneficial ownership of the foregoing other than to the extent of any pecuniary interest he may have therein, directly or indirectly. In addition, includes 127,227 restricted shares of our common stock held by Mr. Subin. The business address for Mr. Subin and all entities described herein is 2336 SE Ocean Blvd, Suite 400, Stuart, Florida 34996.

(7)      Includes 143,541 shares of our common stock held by the Parsons Family Generation Skipping Trust, of which Gary Parsons’s spouse is the sole trustee and 1,449,984 shares of our common stock.

(8)      Includes 5,565 restricted shares of our common stock and 9,690 shares underlying options that have vested or will vest within 60 days of the Record Date.

(9)      Includes 325,483 restricted shares of our common stock.

(10)    Includes 147,151 restricted shares of our common stock.

(11)    Includes 11,343 restricted shares of our common stock.

(12)    Includes 169,748 restricted shares of our common stock.

(13)    Includes 53,182 restricted shares of our common stock and 8,512 shares underlying options that have vested or will vest within 60 days of the Record Date.

(14)    Includes 144,178 restricted shares of our common stock and 16,231 shares underlying options that have vested or will vest within 60 days of the Record Date.

(15)    Based on information provided in a Schedule 13D/A filed by Charles L. Frischer on March 20, 2024. Includes warrants and options that are exercisable for shares of our common stock. The principal business address for Charles L. Frischer is 3156 East Laurelhurst Drive, Seattle, WA 98105.

(16)    Based on information provided in a Schedule 13G filed jointly by Capital Ventures International (“CVI”), Susquehanna Advisors Group, Inc. (“SAG”), G1 Execution Services, LLC (“G1”) and Susquehanna Securities, LLC (“SS LLC”) on March 21, 2024. CVI has sole voting and dispositive power over 4,150,768 of the reported shares, G1 has sole voting and dispositive power over 1,420 of the reported shares, and SS LLC has sole voting and dispositive power over 1,542,906 of the reported shares. CVI, SAG, G1 and SS LLC each has shared voting and dispositive power over all of the reported shares. Includes 3,105,768 warrants held by CVI that are exercisable for 3,105,768 shares of common stock. Includes options to buy 806,700 shares held by SS LLC. The principal business address for each of the reporting persons is P.O. Box 897, Windward 1, Regatta Office Park, West Bay Road, Grand Cayman, KY1-1103, Cayman Islands.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS AT DECEMBER 31, 2023

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	7,214,333 (1)	$4.11 (2)	9,631,360 (3)
Equity compensation plans not approved by security holders(4)	1,413,343	$0.38	—
Total	8,627,676		9,631,360

____________

(1)      This number includes 4,986,983 shares covered by restricted stock units and 2,227,351 shares subject to options, all of which were granted under the Omnibus Plan and excludes purchase rights under the ESPP and 333,515 shares of restricted stock granted to certain of our directors under the Omnibus Plan.

(2)      Represents the weighted-average exercise price of 2,227,351 options outstanding under the Omnibus Plan.

(3)      This number includes shares available for future issuance under the Omnibus Plan, which is subject to an annual increase to be added on the first business day of the calendar year beginning with the calendar year following the calendar year in which the Omnibus Plan becomes8,231,360 effective equal to the lesser of: (i) 5,636,259 shares of stock; or (ii) a lesser number of shares of stock as determined by the Compensation Committee, and 1,400,000 shares available for future issuance under the ESPP, which is subject to an annual increase to be added on the first business day of the calendar year following the calendar year in which the Employee Stock Purchase Plan becomes effective equal to the lesser of: (i) 200,000 shares; or (ii) a lesser number of shares of our common stock as determined by the administrator of the plan. This number has also been reduced by 1,838,478 shares of restricted stock granted to certain of our directors under the Omnibus Plan.

(4)      This number represents shares subject to options granted under former NextNav’s 2011 Unit Option and Profit Interest Plan, amended in 2020 (the “2011 Plan”). For a description of the 2011 Plan, please refer to Note 11 to NextNav’s audited financial statements included within its Annual Report on Form 10-K for the year ended December 31, 2023.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024

Our Audit Committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024. We are submitting our appointment of EY as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Prior to the Business Combination, EY was former NextNav’s principal independent registered public accounting firm and has continued as our principal independent registered public accounting firm since the Business Combination. We expect that one or more representatives of EY will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Our Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace EY as our independent registered public accounting firm, and the appointment of our independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by our stockholders, our Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, our Audit Committee determines its decision regarding the independent registered public accounting firm to be in our best interests.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed for professional services rendered by EY during the years ended December 31, 2023 and December 31, 2022:

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees(1)	$536,000	$655,028
Audit-Related Fees(2)	$—	$63,000
Tax Fees(3)	$127,330	$246,460
All Other Fees(4)	—	—
Total	$663,330	$964,488

____________

(1)      Audit Fees: Consists of fees for the audit and other procedures in connection with the Annual Report on Form 10-K for the years ended December 31, 2023 and 2022, fees related to consents provided in connection with registration statements, and certain procedures conducted in connection with acquisitions and the Business Combination (as defined herein).

(2)      Audit-Related Fees: Consists of fees for due diligence in connection with acquisitions and accounting consultations in connection with proposed or consummated acquisitions.

(3)      Tax Fees: Consists of fees for general tax consulting, tax compliance and other tax advice. Tax fees encompass a variety of permissible tax services, primarily including tax advice related to federal, state and international income tax compliance.

(4)      All Other Fees: There were no amounts billed for other fees during the years ended December 31, 2023 or December 31, 2022.

All of the services provided to the Company by EY during fiscal 2023 and 2022 were pre-approved by the Audit Committee.

In accordance with the Sarbanes-Oxley Act of 2002, as amended, our Audit Committee’s policy is to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of our Audit Committee is requested. Our Audit Committee reviews these requests and advises management if our Audit Committee approves the engagement of our independent registered public accounting firm for such services. Our Audit Committee has also delegated authority to the Chair of our Audit Committee or one or more of its subcommittees. Any such pre-approval must be reported to our Audit Committee at its next meeting.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL 3: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK IN SATISFACTION OF FUTURE PAYMENT OBLIGATIONS PURSUANT TO THE TRANSACTION WITH TELESAURUS AND SKYBRIDGE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(a) AND (b)

Summary of the Transaction and Background of the Proposal

As previously reported on our Current Report on Form 8-K filed with the SEC on March 11, 2024, we and our wholly-owned subsidiary Progeny LMS, LLC entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) on March 7, 2024 with Telesaurus Holdings GB (“Telesaurus”) and Skybridge Spectrum Foundation (“Skybridge”), pursuant to which we will acquire (1) Multilateration Location and Monitoring Service (“M-LMS”) licenses (“Licenses”) issued by the Federal Communications Commission (the “FCC”) and (2) rights to a petition for reconsideration, dated December 20, 2017, which, if granted, may reinstate additional M-LMS licenses owned by Skybridge and Telesaurus and terminated by the FCC in 2017, for an aggregate purchase price of up to $50.0 million paid in the form of cash and shares of our common stock (the foregoing contemplated sale, the “Transaction”).

The closing (“Closing”) of the Transaction is subject to customary conditions as well as the approval of the Superior Court of the State of California, Country of Alameda (“Alameda Court Approval”) and approval of the FCC of the application seeking the transfer and assignment of the Licenses to us by final order (“FCC Approval”) and will occur upon the assignment of the Licenses following FCC Approval.

As explained below, under the Asset Purchase Agreement, we agreed to pay any Stock Consideration (defined below) that becomes due and payable by us in shares of our common stock, subject to approval of our stockholders to the extent that the issuance of any such shares, when combined with the number of shares issued under the Asset Purchase Agreement prior to such issuance, would cause us to exceed the aggregate number of shares that we are permitted to issue under Nasdaq Stock Market Rule 5635. The aggregate number of shares of our common stock that could be issued as Stock Consideration is not currently determinable because the number of shares is based on the market price of our common stock when the payments are due in the future; therefore, we are submitting this Proposal 3 to our stockholders to allow us to issue shares of our common stock as Stock Consideration that could otherwise be limited by Nasdaq Stock Market Rule 5635 in the absence of stockholder approval.

We are not seeking stockholder approval or ratification of the Asset Purchase Agreement or the Transaction because the Asset Purchase Agreement has been entered into and did not require stockholder approval under the Nasdaq Stock Market Rules, as described below.

Transaction Consideration

The consideration for the Transaction is payable as follows:

•        $2,499,900 in cash within thirty (30) days of the Alameda Court Approval (payable regardless of whether Closing occurs);

•        $7,500,000 in shares of our common stock on the earlier of FCC Approval or, if no action has been taken by the FCC, November 15, 2024 (payable regardless of whether Closing occurs); and

•        $20,000,100 in shares of our common stock within thirty (30) days of the assignment of the Licenses at Closing following FCC Approval (the foregoing two stock payments, collectively, the “Base Stock Consideration”).

The Asset Purchase Agreement provides for potential additional consideration in the amount of $20,000,000, payable in shares of our common stock (the “Additional Stock Consideration” and, together with the Base Stock Consideration, the “Stock Consideration”), contingent upon the FCC granting additional flexibility in the use of M-LMS spectrum, including the M-LMS spectrum covered by the Licenses. The Additional Stock Consideration (if earned) is required to be paid within thirty (30) days following the release of the FCC order providing such additional flexibility.

The number of shares issued as Stock Consideration will be determined based on the twenty (20)-day trailing VWAP of the shares of our common stock calculated as of the date one trading day prior to the respective dates of issuance of such shares and subject to the requirements of the Nasdaq Stock Market Listing Rules. For purposes of the Asset Purchase Agreement, “VWAP” is based on Bloomberg’s “HP” function set to weighted average for the relevant date range, between 9:30:01 a.m. and 4:00 p.m. for each day in the range.

Reasons for Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Stock Market Rules.

Nasdaq Stock Market Rule 5635(a)

Nasdaq Stock Market Rule 5635(a) requires, among other things, stockholder approval prior to the issuance of securities in connection with an acquisition of the stock or assets of another company where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock.

Immediately prior to the time we entered into the Asset Purchase Agreement, we had 111,189,983 shares of common stock outstanding. Therefore, pursuant to Nasdaq Stock Market Rule 5635(a), we must obtain stockholder approval in order to issue shares as Stock Consideration to the extent the number of shares exceeds 22,237,996 (the “Share Cap”). Although we anticipate the aggregate number of shares of our common stock that would be issued as Stock Consideration to be less than the Share Cap, we are not at this time able to determine the maximum potential shares of common stock that could be issued as Stock Consideration, as the number of shares to be issued will be determined based on the formula set forth above. If any Stock Consideration becomes payable, it is possible that such issuance of shares of our common stock could result in our aggregate issuance in connection with the Transaction exceeding the Share Cap. Therefore, we are seeking stockholder approval of this Proposal 3 under Nasdaq Stock Market Rule 5635(a) to ensure that we have stockholder approval to issue shares of our common stock as Stock Consideration to the extent that any such shares issued, when aggregated with shares previously issued in connection with the Transaction, exceed the Share Cap.

Nasdaq Stock Market Rule 5635(b)

Nasdaq Stock Market Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the company. This rule does not define when a change in control of a company may be deemed to occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% or more of the outstanding shares of common stock or voting power of an issuer and such ownership or voting power of an issuer would represent the largest ownership position in the issuer. Therefore, we are seeking stockholder approval of this Proposal 3 under Nasdaq Stock Market Rule 5635(b) with respect to the issuance of shares of our common stock as Stock Consideration in the event the issuance or issuances in the aggregate could be considered a “change of control” under that rule.

Accordingly, for purposes of complying with Nasdaq Stock Market Rule 5635(a) and 5635(b), we are seeking stockholder approval of the potential future issuance of shares of our common stock in satisfaction of any Stock Consideration that may become payable in the event that such issuance would otherwise require stockholder approval.

We are not seeking stockholder approval of our entry into the Asset Purchase Agreement or of the Transaction. We already entered into the Asset Purchase Agreement and Closing is not contingent upon stockholder approval. The failure of our stockholders to approve this proposal will not negate the existing terms of the Asset Purchase Agreement or any other documents relating to the Transaction, although if our stockholders do not approve this Proposal 3 we may be limited in our ability to pay the Stock Consideration that becomes due and payable in shares of our common stock due to Nasdaq Stock Market Rule 5635. As described in “Consequences of Not Approving this Proposal” below, the Asset Purchase Agreement requires us to satisfy payment of the Stock Consideration in cash in the event the issuance would exceed the Share Cap.

Consequences of Approving the Proposal

If this Proposal 3 is approved and we obtain stockholder authorization to issue shares of our common stock for any Stock Consideration that becomes due and payable in excess of the Share Cap, then we will not be limited in our ability to issue shares of our common stock as Stock Consideration. The actual number of shares that may become issuable will depend on multiple factors including which, if any, portion of the Stock Consideration becomes due and payable and the market price of our common stock at the time we pay such Stock Consideration, calculated as described above. We cannot, therefore, determine at this time whether, or to what extent, payment of all or any portion of the Stock Consideration could result in the issuance of shares in an amount that would exceed the Share Cap. While we believe that having the ability to pay all or a portion of any Stock Consideration in shares of our common stock offers benefits to us and our stockholders, including conservation of cash, the payment of all or a portion of the Stock Consideration in shares of our common stock may cause substantial dilution to the equity interest of our current stockholders.

Consequences of Not Approving the Proposal

If this Proposal 3 is not approved by our stockholders, we would not be able to issue shares of our common stock as Stock Consideration that may become due and payable to the extent the number of shares exceeds the Share Cap. In such event, to the Asset Purchase Agreement requires us to satisfy payment for the Stock Consideration in cash. It is possible that we would need to raise additional funding if we are required to make such payments in cash to the extent issuing shares of our common stock as payment would exceed the Share Cap. Such additional funding may not be available to us on acceptable terms, or at all, and we are subject to certain restrictions on raising capital under the Indenture.

Even if this Proposal 3 is not approved by our stockholders, however, we would still have the ability to issue shares of our common as Stock Consideration that may become due and payable in a number of shares of our common stock that does not exceed the Share Cap. Therefore, it is possible that, even if this Proposal 3 is not approved by our stockholders, we could pay the Stock Consideration in full in shares of our common stock, depending on the price per share calculated at the time of payment of such Stock Consideration.

Description of the Common Stock that May be Issued

The shares of our common stock that may be issued as Stock Consideration will initially be unregistered and the same class of common stock that we have listed on the Nasdaq Global Market under the trading symbol “NN.” Any issuance of our shares of our common stock as Stock Consideration will dilute the beneficial ownership of our current holders of common stock. Holders of our common stock have no conversion, preemptive or other subscription rights.

Resale Limitations

The offer and sale of the shares of our common stock that may be issued pursuant to the Asset Purchase Agreement has been made in a private placement in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions by an issuer not involving a public offering, and Regulation D under the Securities Act. All certificates evidencing shares of our common stock issuable as Stock Consideration will bear a standard restrictive legend under the Securities Act. Any shares of our common stock issued as Stock Consideration may not be sold or transferred unless registered under the Securities Act or unless an exemption from registration is available.

Resale Registration Rights

On March 7, 2024, we also entered into a Registration Rights Agreement with Telesaurus (the “Registration Rights Agreement”) whereby we agreed to prepare and file with the SEC, at our expense, one or more registration statements on Form S-3 or other appropriate form under the Securities Act for the purposes of registering the resale of the shares of our common stock issued as Stock Consideration.

We have agreed to use reasonable best efforts to (i) cause each registration statement to be declared effective under the Securities Act, (ii) keep each registration statement continuously effective under the Securities Act and (iii) file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by us pursuant to Sections 13(a) or 15(d) of the Exchange Act at all times while we remain a reporting company under the Exchange Act, in each case as described fully in the Registration Rights Agreement.

If our stockholders do not approve this Proposal 3, we will still be required to file a registration statement with respect to any shares of our common stock that are issued as Stock Consideration, and such registration statement or statements would cover all shares of our common stock issued that do not exceed the Share Cap.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote “FOR” the approval of the issuance of shares of common stock in satisfaction of future payment obligations pursuant to the transaction with Telesaurus and Skybridge, in accordance with Nasdaq Stock Market Rule 5635(a) and (b).

AUDIT COMMITTEE REPORT

The Audit Committee of our Board assists our Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm, EY, is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”), and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2023 with management. In addition, the Audit Committee has discussed with EY the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and has discussed with EY its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Audit Committee:
Alan B. Howe, Chair Peter D. Aquino John B. Muleta Neil S. Subin

The foregoing report of the Audit Committee shall not be deemed soliciting material or filed, incorporated by reference into or a part of any other filing by us (including any future filings) under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, proposals of stockholders intended to be presented at our 2025 Annual Meeting of Stockholders must be received by our Secretary, in writing, at 1775 Tyson’s Blvd., 5th Floor, McLean, VA 22102; Attention: Secretary, no later than November 28, 2024, which is 120 calendar days before March 28, 2025 — the anniversary of the date this proxy statement was released to stockholders in connection with the 2024 Annual Meeting of Stockholders. If, however, the date of our 2025 Annual Meeting of Stockholders is more than 30 calendar days earlier or later than May 16, 2025, then the deadline will be a reasonable time before we begin to print and send out our proxy materials. The dates referenced below with respect to proposing an item of business at our 2025 Annual Meeting of Stockholders will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our Bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Secretary at our offices at 1775 Tyson’s Blvd., 5th Floor, McLean, VA 22102. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2025 Annual Meeting of Stockholders no earlier than the opening of business on January 16, 2025 and no later than the close of business on February 14, 2025. However, if the date of our 2025 Annual Meeting of Stockholders is more than 30 calendar days earlier or more than 60 calendar days later than May 16, 2025, then we must receive such notice no earlier than the opening of business on the 120th day prior to the 2025 Annual Meeting of Stockholders and not later than the later of (A) the close of business on the 90th day prior to the 2025 Annual Meeting of Stockholders or (B) the close of business on the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting of Stockholders is first made by the Company. In the case of an election of directors at a special meeting of stockholders, we must receive such notice not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Company.

In addition to satisfying the foregoing advanced notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 17, 2025, the date that is 60 days prior to the first anniversary of the 2024 Annual Meeting of stockholders. This date will change if the 2025 Annual Meeting of Stockholders is thirty calendar days earlier or later than May 16, 2025.

Any such notice must include all of the information required to be in such notice pursuant to our Bylaws filed with the SEC.

ANNUAL REPORT

A copy of our 2023 Annual Report to Stockholders, consisting of our Annual Report on Form 10-K for the year ended December 31, 2023, has been made available or mailed concurrently with this Proxy Statement, without charge, to our stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to our Secretary, at 1775 Tyson’s Blvd., 5th Floor, McLean, VA 22102.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice and, if applicable, a printed version of this Proxy Statement and our Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact our Secretary, at 1775 Tyson’s Blvd., 5th Floor, McLean, VA 22102; telephone: (800) 775-0982. If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to continue to participate in householding and prefer to receive separate copies of the Notice in the future, please contact our Secretary as indicated above and we will promptly deliver a separate copy of the Notice, Proxy Statement and Annual Report, as applicable.

If your shares are held in street name through a broker, bank or other nominee, please contact your broker, bank or nominee directly if you have questions, require additional copies of our materials or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible.

By Order of the Board of Directors,
/s/ Robert Lantz
Robert Lantz
Vice President, General Counsel and Secretary

March 28, 2024
McLean, Virginia

SCAN TO
VIEW MATERIALS & VOTE

NEXTNAV INC.
C/O NEXTNAV, INC. POST
OFFICE BOX 9112
FARMINGDALE, NY 11735-9544

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QRBarcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE- 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEXTNAV INC.

The Board of Directors recommends you vote "FOR ALL" the following nominees for the following proposal:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mariam Sorond
02) John B. Muleta
03) Jonathan A. Marcus
04) Bandel L. Carano
05) Alan B. Howe
06) Neil S. Subin

The Board of Directors recommends you vote "FOR" the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

NEXTNAV INC.

Annual Meeting of Stockholders

May 16, 2024 12:00 PM (ET)

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of NEXTNAV INC. hereby appoint(s) Robert Lantz and Christian Gates, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEXTNAV INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM (ET) on May 16, 2024, virtually at www.virtualshareholdermeeting.com/NN2024, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side